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                                                                    EXHIBIT 99.1


                          TEXTRON FINANCIAL CORPORATION

                                       TO

                      DEUTSCHE BANK TRUST COMPANY AMERICAS
                                   AS TRUSTEE

                                    INDENTURE

                          DATED AS OF FEBRUARY 8, 2007

          6% FIXED-TO-FLOATING RATE JUNIOR SUBORDINATED NOTES DUE 2067

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                                TABLE OF CONTENTS

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                                    ARTICLE 1
             DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

Section 1.01.  Definitions...............................................      1
Section 1.02.  Compliance Certificates and Opinions......................     25
Section 1.03.  Form of Documents Delivered to Trustee....................     25
Section 1.04.  Acts of Holders...........................................     26
Section 1.05.  Notices, Etc., to Trustee and Company.....................     27
Section 1.06.  Notice to Holders; Waiver.................................     27
Section 1.07.  Effect of Headings and Table of Contents..................     28
Section 1.08.  Successors and Assigns....................................     28
Section 1.09.  Separability Clause.......................................     28
Section 1.10.  Benefits of Indenture.....................................     28
Section 1.11.  GOVERNING LAW.............................................     28

                                    ARTICLE 2
                                    THE NOTES

Section 2.01.  Terms of the Notes........................................     28
Section 2.02.  Form and Dating...........................................     38
Section 2.03.  Notes Issuable in the Form of a Global Note...............     40
Section 2.04.  Execution, Authentication, Delivery and Dating............     42
Section 2.05.  Registration, Registration of Transfer and Exchange.......     43
Section 2.06.  Mutilated, Destroyed, Lost and Stolen Notes...............     44
Section 2.07.  Defaulted Interest........................................     44
Section 2.08.  Persons Deemed Owners.....................................     46
Section 2.09.  Cancellation..............................................     46

                                    ARTICLE 3
                             REPAYMENT OF THE NOTES

Section 3.01.  Repayment.................................................     46
Section 3.02.  Selection of Securities To Be Repaid......................     46
Section 3.03.  Notice of Repayment.......................................     47
Section 3.04.  Deposit of Repayment Amount...............................     47
Section 3.05.  Payment of Notes Subject to Repayment.....................     48

                                    ARTICLE 4
                           SATISFACTION AND DISCHARGE

Section 4.01.  Satisfaction and Discharge of Indenture...................     48
Section 4.02.  Application of Trust Funds; Indemnification...............     49
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                                    ARTICLE 5
                                    REMEDIES

Section 5.01.  Events of Default.........................................     50
Section 5.02.  Acceleration of Maturity: Rescission and Annulment........     51
Section 5.03.  Enforcement Events........................................     52
Section 5.04.  Trustee May File Proofs of Claim..........................     53
Section 5.05.  Trustee May Enforce Claims Without Possession of Notes....     54
Section 5.06.  Application of Money Collected............................     54
Section 5.07.  Limitation on Suits.......................................     55
Section 5.08.  Unconditional Right of Holders to Receive Principal, and
                  Interest...............................................     56
Section 5.09.  Restoration of Rights and Remedies........................     56
Section 5.10.  Rights and Remedies Cumulative............................     56
Section 5.11.  Delay or Omission Not Waiver..............................     56
Section 5.12.  Control by Holders........................................     56
Section 5.13.  Waiver of Past Defaults...................................     57
Section 5.14.  Undertaking for Costs.....................................     57
Section 5.15.  Waiver of Stay or Extension Laws..........................     58
Section 5.16.  Notice of Defaults........................................     58

                                    ARTICLE 6
                                   THE TRUSTEE

Section 6.01.  Duties and Responsibilities of Trustee....................     58
Section 6.02.  Reliance on Documents, Opinions, etc......................     60
Section 6.03.  No Responsibility for Recitals, etc.......................     61
Section 6.04.  Ownership of Notes........................................     61
Section 6.05.  Moneys to be Held in Trust................................     61
Section 6.06.  Compensation and Expenses of Trustee......................     61
Section 6.07.  Indemnification...........................................     62
Section 6.08.  Officers' Certificate as Evidence.........................     62
Section 6.09.  Eligibility of Trustee....................................     63
Section 6.10.  Resignation or Removal of Trustee.........................     63
Section 6.11.  Acceptance by Successor Trustee...........................     64
Section 6.12.  Succession by Merger, etc.................................     65
Section 6.13.  Appointment of Authenticating Agent.......................     65
Section 6.14.  Patriot Act...............................................     67

                                    ARTICLE 7
                HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

Section 7.01.  Company to Furnish Trustee Names and Addresses of
                  Holders................................................     67
Section 7.02.  Preservation of Information; Communications to Holders....     67
Section 7.03.  Reports by Trustee........................................     69
Section 7.04.  Reports By Company........................................     69
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                                    ARTICLE 8
                                SUCCESSOR COMPANY

Section 8.01.  Company May Not Consolidate, etc., Except Under Certain
                  Conditions.............................................     70
Section 8.02.  Successor Company or Limited Liability Company to be
                  Substituted............................................     70
Section 8.03.  Documents to be Given Trustee.............................     71

                                    ARTICLE 9
                     AMENDMENTS AND SUPPLEMENTAL INDENTURES

Section 9.01.  Supplemental Indentures without Consent of Holders........     71
Section 9.02.  Supplemental Indentures with Consent of Holders...........     73
Section 9.03.  Effect of Supplemental Indentures.........................     74
Section 9.04.  Notation on Notes.........................................     74
Section 9.05.  Evidence of Compliance of Supplemental Indenture to be
                  Furnished Trustee......................................     75

                                   ARTICLE 10
                                    COVENANTS

Section 10.01. Payment of Principal, and Interest........................     75
Section 10.02. Maintenance of Office or Agency...........................     75
Section 10.03. Money for Notes; Payments to Be Held in Trust.............     75
Section 10.04. Corporate Existence.......................................     77
Section 10.05. Statement by Officers as to Default.......................     77
Section 10.06. Waiver of Certain Covenants...............................     77

                                   ARTICLE 11
                               REDEMPTION OF NOTES

Section 11.01. General...................................................     78
Section 11.02. Election to Redeem; Notice to Trustee.....................     78
Section 11.03. Selection by Trustee of Notes to be Redeemed..............     78
Section 11.04. Notice of Redemption......................................     79
Section 11.05. Deposit of Redemption Price...............................     79
Section 11.06. Notes Payable on Redemption Date..........................     79
Section 11.07. Notes Redeemed in Part....................................     80

                                   ARTICLE 12
                                  SUBORDINATION

Section 12.01. Agreement to Subordinate..................................     80
Section 12.02. Default on Senior Indebtedness............................     81
Section 12.03. Liquidation; Dissolution; Bankruptcy......................     82
Section 12.04. Subrogation...............................................     83
Section 12.05. Trustee to Effectuate Subordination.......................     84
Section 12.06. Notice by the Company.....................................     85
Section 12.07. Rights of the Trustee; Holders of Senior Indebtedness.....     85
Section 12.08. Subordination May Not Be Impaired.........................     86
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Section 12.09. Article Applicable to Paying Agents.......................     86
Section 12.10. Defeasance of This Article................................     87
Section 12.11. Subordination Language to be Included in Notes............     87

                                   ARTICLE 13
                               CALCULATION AGENCY

Section 13.01. Appointment of Calculation Agent..........................     87
Section 13.02. Status of the Calculation Agent...........................     87
Section 13.03. Fees and Expenses.........................................     88
Section 13.04. Rights and Liabilities of the Calculation Agent...........     88
Section 13.05. Duties of the Calculation Agent...........................     88
Section 13.06. Termination, Resignation or Removal of the Calculation
                  Agent..................................................     88
Section 13.07. Appointment of Successor Calculation Agent................     89
Section 13.08. Indemnification...........................................     89
Section 13.09. Merger, Consolidation or Sale of Business by the
                  Calculation Agent......................................     89
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                                       -v-
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     INDENTURE, dated as of February 8, 2007, between Textron Financial
Corporation, a Delaware corporation (herein called the "COMPANY"), having its principal office at 40 Westminster Street, Providence, Rhode Island 02940-6687, and Deutsche Bank Trust Company Americas, a New York banking corporation as trustee hereunder (herein called the "TRUSTEE").

                             RECITALS OF THE COMPANY

     WHEREAS, the Company has duly authorized the execution and delivery of this Indenture to provide for the issuance of $300,000,000 aggregate principal amount of its 6% Fixed-to-Floating Rate Junior Subordinated Notes due 2067 (herein called the "NOTES") issuable as provided in this Indenture;

     WHEREAS, all things necessary to make this Indenture a valid agreement of the Company and the Trustee, in accordance with its terms, have been done.

     NOW, THEREFORE, THIS INDENTURE WITNESSETH:

     For and in consideration of the premises and the purchase of the Notes by the Holders (as defined below) thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Notes, as follows:

                               ARTICLE 1
             DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

     Section 1.01. Definitions.

     For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

     (1) the terms defined in this article have the meanings assigned to them in this article and include the plural as well as the singular;

     (2) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles in the United States, and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted at the date of such computation;

     (3) the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular article, section or other subdivision; and

     (5) all references used herein to the male gender shall include the female gender.

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     "ACT," when used with respect to any Holder, has the meaning specified in
Section 1.04(a)

     "ADDITIONAL INTEREST" means the interest, if any, that shall accrue on any interest on the Notes the payment of which has not been made on the applicable Interest Payment Date and which shall accrue at the rate per annum specified or determined as specified in Section 2.01(e) from the applicable Interest Payment Date.

     "AFFILIATE" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

     "ALTERNATIVE PAYMENT MECHANISM" has the meaning set forth in Section 2.01(h)(i)

     "APM QUALIFYING SECURITIES" means, with respect to an RCC Alternative Payment Mechanism, one or more of the following (as designated in the transaction documents for the Qualifying Capital Securities that include an RCC Alternative Payment Mechanism or Debt Exchangeable for Equity):

     (a)  Common Stock;

     (a)  rights to purchase Common Stock; or

     (b)  Qualifying Non-Cumulative Preferred Stock;

provided (and it being understood) that if the APM Qualifying Securities for any RCC Alternative Payment Mechanism include both Common Stock and rights to purchase Common Stock, such RCC Alternative Payment Mechanism may permit, but need not require, the Company to issue rights to purchase Common Stock.

     "APPLICABLE GOVERNMENTAL AUTHORITY" means the Federal Reserve Board, the Office of the Comptroller of the Currency, the Office of Thrift Supervision or any state banking authority with regulatory oversight over Company's capitalization.

     "APPLICABLE PERCENTAGE" means, in the case of the proceeds from any capital contribution or any sale of Common Stock or rights to acquire Common Stock, the result, expressed as a percentage, of 1 divided by (a) .75 with respect to any repayment, redemption or purchase on or prior to February 15, 2017 and (b) .50 with respect to any repayment, redemption or purchase after February 15,

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2017 (for example, on or prior to February 15, 2017, the applicable percentage in the case of such securities will be 133.33%).

     "APPLICANTS" has the meaning specified in Section 7.02.

     "AUTHENTICATING AGENT" means any Person authorized by the Trustee pursuant to Section 6.13 to act on behalf of the Trustee to authenticate Notes, and shall initially be the Trustee.

     "BANKRUPTCY EVENT" means any of the events set forth in Section 5.01(4) or
Section 5.01(5).

     "BOARD OF DIRECTORS" means either the board of directors of the Company or any duly authorized committee of that board duly authorized to act hereunder.

     "BOARD RESOLUTION" means a copy of a resolution, certified by the secretary or an assistant secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, delivered to the Trustee.

     "BUSINESS DAY" is any day, other than (i) a Saturday, Sunday or other day on which banking institutions in The City of New York are authorized or required by law or executive order to remain closed and (ii) on or after February 15, 2017, a day that is not a day on which dealings in deposits in U.S. dollars are transacted in the London interbank market.

     "CALCULATION AGENT" means Deutsche Bank Trust Company Americas, or any other firm appointed by the Company, acting as calculation agent for the Notes.

     "CAPITAL STOCK" for any entity means any and all shares, interests, rights to purchase, warrants, options, participations or other equivalents of or interests in (however designated) shares issued by that entity.

     "CERTIFICATED NOTES" means Notes that are in registered definitive form and that are not Global Notes.

     "COMMERCIALLY REASONABLE EFFORTS" has, with respect to the Replacement Capital Obligation, the meaning set forth in Section 2.01(d)(vii), and with respect to the Alternative Payment Mechanism, the meaning set forth in Section 2.01(h)(v).

     "COMMISSION" means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or, if at any time after the execution of this instrument such Commission is not existing, then its successor agency.

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     "COMMON CAP" has the meaning given to such term in the definition of RCC
Alternative Payment Mechanism.

     "COMMON STOCK" means the shares of common stock, $100.00 par value per share, of the Company.

     "COMMON STOCK ISSUANCE CAP" has the meaning set forth in Section
2.01(h)(ii).

     "COMPANY" means the Person named as the "Company" in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "COMPANY" shall mean such successor Person.

     "COMPANY REQUEST" or "COMPANY ORDER" means a written request or order signed in the name of the Company by its chief executive officer, its president or a vice president, and by its treasurer, an assistant treasurer, its comptroller, its secretary or an assistant secretary, and delivered to the Trustee.

     "COMPARABLE TREASURY ISSUE" means the U.S. Treasury security selected by the Premium Calculation Agent as having a maturity comparable to the term remaining from the Early Redemption Date to February 15, 2017 (the "REMAINING LIFE") that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable term.

     "COMPARABLE TREASURY PRICE" means, with respect to an Early Redemption Date
(1) the average of five Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest Reference Treasury Dealer Quotations, or (2) if the Premium Calculation Agent obtains fewer than five such Reference Treasury Dealer Quotations, the average of all such quotations.

     "CONTRIBUTION AGREEMENT' means the Contribution Agreement dated as of February 8, 2007 between the Company and Textron, as amended from time to time.

     "CORPORATE TRUST OFFICE" means the office of the Trustee at which at any particular time this Indenture shall be administered, which office, at the time of the execution of this Indenture, is located, at Deutsche Bank Trust Company Americas, 60 Wall Street, MS: NYC60 2710, New York, NY 10005.

     "DEBT EXCHANGEABLE FOR EQUITY" means a security (or combination of securities) that:

     (i) gives the holder a beneficial interest in (a) subordinated debt securities of the Company that include a provision requiring the Company (A) to request a capital contribution from Textron or its successor (so long as the

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Company is a wholly-owned subsidiary of Textron or such successor), which capital contribution Textron or such successor will be legally obligated to make or (B) to issue (or use commercially reasonable efforts to issue) one or more types of APM Qualifying Securities raising aggregate proceeds at least equal to the deferred Distributions on such subordinated debt securities commencing within one year after initial issuance of such securities and that are the most junior subordinated debt of the Company (or rank pari passu with the most junior subordinated debt of the Company) and (b) a fractional interest in a stock purchase contract for Qualifying Non-Cumulative Preferred Stock;

     (ii) includes a remarketing feature pursuant to which the subordinated debt of the Company is remarketed to new investors commencing within five years from the date of issuance of the security or earlier in the event of an early settlement event based on one or more capital ratios or financial tests set forth in the terms of such securities or related transaction agreements;

     (iii) provides for the proceeds raised in the remarketing to be used to purchase Qualifying Non-Cumulative Preferred Stock;

     (iv) includes a replacement capital covenant substantially similar to the Replacement Capital Covenant, provided that such replacement capital covenant will apply to such security (or combination of securities) and to the Qualifying Non-Cumulative Preferred Stock and will not include Debt Exchangeable for Equity in the definition of Qualifying Capital Securities;

     (v) after the issuance of such Qualifying Non-Cumulative Preferred Stock, provides the holder of the security with a beneficial interest in such Qualifying Non-Cumulative Preferred Stock;

     (vi) includes a provision granting the Company a security interest in the debt securities referred to in clause (i)(a) to secure the holders' obligation to purchase Qualifying Non-Cumulative Preferred Stock; and

     (vii) includes a provision specifying that if the debt securities are not successfully remarketed by the sixth anniversary of the issue date of the securities, the Qualifying Non-Cumulative Preferred Stock will be acquired in exchange for the debt securities.

     "DEFAULTED INTEREST" has the meaning specified in Section 2.07.

     "DEFERRAL PERIOD" has the meaning set forth in Section 2.01(g)(i).

     "DEFERRED INTEREST" means the interest payments that are deferred in accordance with the provisions of Section 2.01(g).

     "DEPOSITARY" means, unless otherwise specified by the Company pursuant to
Section 2.03, The Depository Trust Company, New York, New York, or any

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successor thereto registered under the Exchange Act, as amended, or other applicable statute or regulation.

     "DESIGNATED SENIOR INDEBTEDNESS" means any Senior Indebtedness of the Company the principal amount of which is $20.0 million or more at the time of the designation of such Senior Indebtedness as "Designated Senior Indebtedness" by the Company, which designation shall be made in a written instrument delivered to the Trustee.

     "DISTRIBUTION DATE" means, as to any securities or combination of securities, the dates on which periodic Distributions on such securities are scheduled to be made.

     "DISTRIBUTION PERIOD" means, as to any securities or combination of securities, each period from and including a Distribution Date for such securities to but excluding the next succeeding Distribution Date for such securities.

     "DISTRIBUTIONS" means, as to a security or combination of securities, dividends, interest payments or other income distributions to the holders thereof that are not Subsidiaries of the Company.

     "EARLY REDEMPTION DATE" means any date fixed for redemption of the Notes by the Company at the Company's option; provided that, unless otherwise specified by the Company, a Repayment Date will not be an Early Redemption Date.

     "ELIGIBLE PROCEEDS" means, with respect to any Interest Payment Date, the sum of (i) payments made by Textron pursuant to the Contribution Agreement or the Support Agreement; (ii) other contributions to capital and (iii) the net proceeds (after underwriters', initial purchasers' or placement agents' fees, commissions or discounts and other expenses relating to the issuance or sale) from the issuance or sale of Common Stock to Persons that are not Subsidiaries of Company, in each case received by the Company during the 180-day period prior to such Interest Payment Date.

     "ENFORCEMENT EVENT" has the meaning specified in Section 5.03.

     "EVENT OF DEFAULT" has the meaning specified in Section 5.01.

     "EXCHANGE ACT" means the United States Securities Exchange Act of 1934, as amended, and rules and regulations promulgated by the Commission thereunder.

     "FINAL MATURITY DATE" has the meaning set forth in Section 2.01(d)(v).

     "GLOBAL NOTE" means a Note issued to evidence the Notes which is executed by the Company and authenticated and delivered by the Trustee to the Depositary or pursuant to the Depositary's instruction, all in accordance with this

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Indenture and pursuant to a Company Order, which shall be registered in the name of the Depositary or its nominee.

     "HOLDER" means a Person in whose name a Note is registered in the Note Register.

     "HOLDER ACTION" has the meaning specified in Section 7.02(c).

     "INDENTURE" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more amendments or indentures supplemental hereto entered into pursuant to the applicable provisions hereof.

     "INTENT-BASED REPLACEMENT DISCLOSURE" means, as to any security or combination of securities, that the issuer has publicly stated its intention, either in the prospectus or other offering document under which such securities were initially offered for sale or in filings with the Commission made by the issuer under the Exchange Act prior to or contemporaneously with the issuance of such securities, that the issuer will redeem or purchase such securities only with the proceeds of specified Replacement Capital Securities that have terms and provisions at the time of redemption or purchase that are as or more equity-like than the securities then being redeemed or purchased, raised within 180 days prior to the applicable redemption or purchase date.

     "INTEREST PAYMENT DATE" means a Quarterly Interest Payment Date or a Semi-Annual Interest Payment Date, as the case may be.

     "INTEREST PERIOD" means the period from and including any Interest Payment Date (or, in the case of the first Interest Payment Date, February 8, 2007) to but excluding the next Interest Payment Date.

     "MAKE-WHOLE PRICE" means, for any Early Redemption Date, the sum, as calculated by the Premium Calculation Agent, of the present values of the remaining scheduled payments of principal (discounted from February 15, 2017) and interest that would have been payable to and including February 15, 2017 (discounted from their respective Interest Payment Dates) on the Notes to be redeemed (not including any portion of such payments of interest accrued to the Early Redemption Date) to the Early Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 20 basis points; plus accrued and unpaid interest on the principal amount being redeemed to the Early Redemption Date.

     "MANDATORILY CONVERTIBLE PREFERRED STOCK" means cumulative preferred stock with (a) no prepayment obligation on the part of the issuer thereof, whether at the election of the holders or otherwise, and (b) a requirement that the preferred stock convert into Common Stock within three years from the date of its

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issuance at a conversion ratio within a range established at the time of issuance of the preferred stock.

     "MANDATORY TRIGGER PROVISION" means as to any security or combination of securities (together in this definition, "securities"), provisions in the terms thereof or of the related transaction agreements that (A) require, or at its option in the case of non-cumulative perpetual preferred stock, permit the issuer of such securities to make payment of Distributions on such securities only to the extent it receives sufficient net proceeds from the issuance and sale of Common Stock, rights to purchase Common Stock or Qualifying Non-Cumulative Preferred Stock or a capital contribution by one of such issuer's shareholders, within two years of a failure by such issuer to satisfy one or more financial tests set forth in the terms of such securities or related transaction agreements, in an amount such that the net proceeds of such sale are at least equal to the amount of unpaid Distributions on such securities (including without limitation all deferred and accumulated amounts), and in either case require the application of the net proceeds of such sale to pay such unpaid Distributions; provided that the amount of Qualifying Non-Cumulative Preferred Stock the net proceeds of which the issuer may apply to pay such Distributions pursuant to such provision may not exceed 25% of the liquidation or principal amount of such securities, (B) if such issuer issues any securities other than Qualifying Non-Cumulative Preferred Stock as contemplated in (A) above, prohibit such issuer from repurchasing any Common Stock prior to the date six months after the issuer applies the net proceeds of the sales or capital contributions described in clause (A) to pay such unpaid Distributions in full and (C) upon any liquidation, dissolution, winding-up, reorganization or in connection with any insolvency, receivership or proceeding under any bankruptcy law with respect to such issuer, limit the claim of the holders of such securities (other than non-cumulative perpetual preferred stock) for Distributions that accumulate during a period in which such issuer fails to satisfy one or more financial tests set forth in the terms of such securities or related transaction agreements to (x) 25% of the principal amount of such securities then outstanding in the case of securities not permitting the issuance and sale pursuant to the provisions described in clause (A) above of securities other than Common Stock or rights to acquire Common Stock, or (y) two years of accumulated and unpaid Distributions (including compounded amounts) in all other cases. No remedy other than Permitted Remedies will arise by the terms of such securities or related transaction agreements in favor of the holders of such securities as a result of the issuer's failure to pay Distributions because of the Mandatory Trigger Provision or as a result of the issuer's exercise of its right under an Optional Deferral Provision until Distributions have been deferred for one or more Distribution Periods that total together at least ten years.

     "MARKET DISRUPTION EVENT" means, for purposes of sales of Common Stock to third parties that are not Subsidiaries of the Company pursuant to the Alternative Payment Mechanism or sales of Qualifying Capital Securities pursuant to the Replacement Capital Obligation, as applicable (collectively, the "PERMITTED SECURITIES"), the occurrence or existence of any of the following

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events or sets of circumstances provided, however, that (i) all references to
Textron below shall not be applicable if the Contribution Agreement has been terminated and (ii) in the event the Contribution Agreement is assumed by a person other than Textron or any of its subsidiaries, all references to Textron below shall be deemed to be references to such successor person:

     (a) trading in securities generally (or shares of the Company's or Textron's securities specifically) on the New York Stock Exchange or any other national securities exchange or over-the-counter market on which the Company's or Textron's securities are then listed or traded shall have been suspended or their settlement generally shall have been materially disrupted or minimum prices shall have been established on any such market or exchange by the Commission, by the relevant exchange or any Applicable Governmental Authority having jurisdiction that materially disrupts or otherwise has a material adverse effect on trading in, or the issuance and sale of, Permitted Securities;

     (b) the Company would be required to obtain the consent or approval of its shareholders (other than Textron) or of a regulatory body (including, without limitation, any securities exchange) or Applicable Governmental Authority to issue the Permitted Securities, and fails to obtain such consent or approval notwithstanding its commercially reasonable efforts to such effect;

     (c) an event occurs and is continuing as a result of which the offering document for the offer and sale of the Permitted Securities would, in the Company's reasonable judgment, contain an untrue statement of a material fact or omit to state a material fact required to be stated in such offering document or necessary to make the statements in such offering document not misleading and either (i) the disclosure of such event at the time the event occurs, in the Company's reasonable judgment, would have a material adverse effect on the Company's or Textron's business or (ii) the disclosure relates to a previously undisclosed proposed or pending material business transaction and the Company or Textron has a bona fide business reason for keeping the same confidential or the disclosure of which would impede the Company's or Textron's ability to consummate that transaction; provided that no single suspension period described in this subsection (c) may exceed 90 consecutive days and multiple suspension periods described in this subsection (c) may not exceed an aggregate of 180 days in any 360-day period;

     (d) the Company reasonably believes that the offering document for the offer and sale of the Permitted Securities would not be in compliance with a rule or regulation of the Commission (for reasons other than those referred to in the immediately preceding clause (c)) and the Company is unable to comply with such rule or regulation or such compliance is unduly burdensome; provided that no single suspension contemplated by this clause (d) may exceed 90 consecutive days and multiple suspension periods contemplated by this clause (d) may not exceed an aggregate of 180 days in any 360-day period;

     (e) there is a material adverse change in general domestic or international economic, political or financial conditions, including without limitation as a result of terrorist activities, or the effect of international conditions on the financial markets in the United States, that materially disrupts the markets on which the Company's or Textron's securities are trading, such as to make it, in the Company's judgment, impracticable to proceed with the offer and sale of the Permitted Securities;

     (f) a material disruption shall have occurred in commercial banking or securities settlement or clearing services in the United States; or

     (g) a banking moratorium shall have been declared by federal or state authorities of the United States, that results in a disruption of any of the markets on which the Company's or Textron's securities are trading.

     "MATURITY" means the date on which the principal of the Notes or an installment of principal becomes due and payable as herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

     "NOTE REGISTER" and "NOTE REGISTRAR" have the respective meanings specified in Section 2.05.

     "NOTES" has the meaning set forth in Section 2.01(a).

     "NOTICE OF REPAYMENT" has the meaning set forth in Section 3.03.

     "OFFICERS' CERTIFICATE" means a certificate signed by the chief executive officer, the president or a vice president, and by the treasurer, an assistant treasurer, the comptroller, the secretary or an assistant secretary, of the Company, and delivered to the Trustee.

     "OPINION OF COUNSEL" means a written opinion of counsel, who may be counsel for the Company and who shall be acceptable to the Trustee.

     "OPTIONAL DEFERRAL PROVISION" means, as to any securities, a provision in the terms thereof or of the related transaction agreements that contains the following:

     (a) a provision that the issuer of such securities may, in its sole discretion, defer in whole or in part payment of Distributions on such securities for one or more consecutive Distribution Periods of up to 5 years or, if a Market Disruption Event with respect to such issuer is continuing, ten years, without any remedy other than Permitted Remedies; and

     (b) an RCC Alternative Payment Mechanism.

     "OUTSTANDING," when used with respect to Notes, means, as of the date of determination, all Notes theretofore authenticated and delivered under this Indenture, except:

          (i) Notes theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

          (ii) Notes for the payment or redemption of which money or evidences of indebtedness (if permitted hereby) in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Notes; provided, however, that, if such Notes are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made; and

          (iii) Notes which have been paid pursuant to Section 2.06 or in exchange for or in lieu of which other Notes have been authenticated and delivered pursuant to this Indenture, other than any such Notes in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Notes are held by a bona fide purchaser in whose hands such Notes are valid obligations of the Company;

provided, however, that in determining whether the Holders of the requisite principal amount of the Outstanding Notes have given any request, demand, authorization, direction, notice, consent or waiver hereunder as of any date, Notes owned by the Company or any other obligor upon the Notes or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Notes which the Trustee knows to be so owned shall be so disregarded. Notes so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Notes and that the pledgee is not the Company or any other obligor upon the Notes or any Affiliate of the Company or of such other obligor. In case of a dispute as to such right, any decision by the Trustee shall be full protection to the Trustee absent negligence or willful misconduct. Upon request of the Trustee, the Company shall furnish to the Trustee promptly an Officers' Certificate listing and identifying all Notes, if any, known by the Company to be owned or held by or for the account of any of the above-described Persons; and, subject to
Section 6.01, the Trustee shall be entitled to accept such Officers' Certificate as conclusive evidence of the facts therein set forth and of the fact that all Notes not listed therein are Outstanding for the purposes of any such determination.

     "PAYING AGENT" means any Person authorized by the Company (which may include the Company or any of its Affiliates) to pay the principal of (and premium, if any) or interest on any Notes on behalf of the Company, and shall initially be the Trustee.

     "PAYMENT BLOCKAGE NOTICE" has the meaning specified in Section 12.02(b).

     "PAYMENT BLOCKAGE PERIOD" has the meaning specified in Section 12.02(b).

     "PERMITTED JUNIOR SECURITIES" means:

     (1) the Company's Capital Stock; or

     (2) debt securities issued pursuant to a confirmed plan of reorganization that are subordinated in right of payment to all Senior Indebtedness and any debt securities issued in exchange for Senior Indebtedness to substantially the same extent as, or to a greater extent than, the Notes are subordinated to the Senior Indebtedness under this Indenture.

     "PERMITTED REMEDIES" means, with respect to any securities, one or more of the following remedies:

     (a) rights in favor of the holders of such securities permitting such holders to elect one or more directors of the issuer (including any such rights required by the listing requirements of any stock or securities exchange on which such securities may be listed or traded); and

     (b) complete or partial prohibitions preventing the issuer or its parent from paying Distributions on or repurchasing common stock or other securities that rank pari passu with or junior as to Distributions to such securities for so long as Distributions on such securities, including unpaid Distributions, remain unpaid.

     "PERMITTED SECURITIES" has the meaning given to such term in the definition of Market Disruption Event.

     "PERSON" means any individual, corporation, exempted limited company, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

     "PLACE OF PAYMENT" means the place or places where the principal of (and premium, if any) and interest on the Notes are payable, and shall initially be the Corporate Trust Office.

     "PREDECESSOR NOTE" of any particular Note means every previous Note evidencing all or a portion of the same debt as that evidenced by such particular Note; and, for the purposes of this definition, any Note authenticated and delivered under Section 2.06 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Note shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Note.

     "PREFERRED CAP" has the meaning given to such term in the definition of RCC Alternative Payment Mechanism.

     "PREFERRED STOCK" means shares of any class or series of preferred stock of the Company that may be issued and outstanding from time to time.

     "PREMIUM CALCULATION AGENT" means Morgan Stanley & Co. Incorporated, or any other Reference Treasury Dealer appointed by the Company, or any other firm appointed by the Company, or if any such firm is unwilling or unable to select the Comparable Treasury Issue or calculate the Make-Whole Price or Special Event Make-Whole Price, an investment banking institution of national standing appointed by the Trustee after consultation with the Company.

     "QUALIFYING CAPITAL SECURITIES" means securities (other than Common Stock, rights to acquire Common Stock and securities convertible into Common Stock, such as Mandatorily Convertible Preferred Stock and Debt Exchangeable for Equity) that, in the determination of the Company's Board of Directors, reasonably construing the definitions and other terms hereof, meet one of the following criteria:

     (i) in connection with any redemption, repayment or repurchase of Notes on or prior to February 15, 2017:

          (A) securities issued by the Company or its Subsidiaries that (1) rank pari passu with or junior to the Notes upon the liquidation, dissolution or winding-up of the Company, (2) have no maturity or a maturity of greater than 50 years and (3)(a) are subject to a replacement capital covenant substantially similar to the Replacement Capital Covenant and have an Optional Deferral Provision or (b) have a Mandatory Trigger Provision, a Ten-Year Optional Deferral Provision and are subject to Intent-Based Replacement Disclosure;

          (B) securities issued by the Company or its Subsidiaries that (1) rank pari passu or junior to other preferred stock of the issuer, (2) have no maturity or a maturity of greater than 40 years, (3) are subject to a replacement capital covenant substantially similar to the Replacement Capital Covenant and (4) have a Mandatory Trigger Provision and a Ten-Year Optional Deferral Provision; or

          (C) Qualifying Non-Cumulative Preferred Stock; or

     (ii) in connection with any repayment, redemption or purchase of Notes after February 15, 2017 and on or prior to February 15, 2037:

          (A) all securities described under clause (i) of this definition;

          (B) securities issued by the Company or its Subsidiaries that (1) rank pari passu with or junior to the Notes upon a liquidation, dissolution or winding-up of the Company, (2) have an Optional Deferral Provision or a Ten-Year Optional Deferral Provision, (3) have no maturity or a maturity of greater than 50 years and (4) are subject to a replacement capital covenant substantially similar to the Replacement Capital Covenant;

          (C) securities issued by the Company or its Subsidiaries that (1) rank pari passu with or junior to the Notes upon a liquidation, dissolution or winding-up of the Company, (2) have an Optional Deferral Provision and (3) have no maturity or a maturity of greater than 50 years and are subject to Intent-Based Replacement Disclosure;

          (D) securities issued by the Company or its Subsidiaries that (1) rank pari passu with or junior to the Notes upon a liquidation, dissolution or winding-up of the Company, (2) have no maturity or a maturity of greater than 40 years and (3)(a) have an Optional Deferral Provision and are subject to a replacement capital covenant substantially similar to the Replacement Capital Covenant or (b) have a Mandatory Trigger Provision, a Ten-Year Optional Deferral Provision and are subject to Intent-Based Replacement Disclosure;

          (E) securities issued by the Company or its Subsidiaries that (1) would rank junior to all of the senior and subordinated debt of the Company other than the Notes, (2) have a Mandatory Trigger Provision and a Ten-Year Optional Deferral Provision and (3) have no maturity or a maturity of greater than 50 years and are subject to Intent-Based Replacement Disclosure;

          (F) cumulative preferred stock issued by the Company or its Subsidiaries that (1) has no prepayment obligation on the part of the issuer thereof, whether at the election of the holders or otherwise, and
     (2)(a) has no maturity or a maturity of greater than 50 years and (b) is subject to a replacement capital covenant substantially similar to the Replacement Capital Covenant; or

          (G) other securities issued by the Company or its Subsidiaries that
     (1) rank upon a liquidation, dissolution or winding-up of the Company either (a) pari passu with or junior to the Notes or (b) pari passu with the claims of the Company's trade creditors and junior to all of the Company's long-term indebtedness for money borrowed (other than the

     Company's long-term indebtedness for money borrowed from time to time outstanding that by its terms ranks pari passu with such securities on a liquidation, dissolution or winding-up of the Company), and (2) either (a) have no maturity or a maturity of greater than 40 years, are subject to Intent-Based Replacement Disclosure and have a Mandatory Trigger Provision and a Ten-Year Optional Deferral Provision or (b) have no maturity or a maturity of at least 25 years, are subject to a replacement capital covenant substantially similar to the Replacement Capital Covenant and have a Mandatory Trigger Provision and a Ten-Year Optional Deferral Provision; or

     (iii) in connection with any repayment, redemption or purchase of Notes after February 15, 2037, and on or prior to February 15, 2047:

          (A) all securities described under clauses (i) or (ii) of this definition;

          (B) preferred stock issued by the Company that (1) has no maturity or a maturity of greater than 50 years and is subject to Intent-Based Replacement Disclosure and (2) has an Optional Deferral Provision or a Ten-Year Optional Deferral Provision;

          (C) securities issued by the Company or its Subsidiaries that (1) rank pari passu with or junior to the Notes upon a liquidation, dissolution or winding-up of the Company, (2) either (a) have no maturity or a maturity of greater than 50 years and are subject to Intent-Based Replacement Disclosure or (b) have no maturity or a maturity of greater than 30 years and are subject to a replacement capital covenant substantially similar to the Replacement Capital Covenant and (3) have an Optional Deferral Provision or a Ten-Year Optional Deferral Provision;

          (D) securities issued by the Company or its Subsidiaries that (1) would rank junior to all of the senior and subordinated debt of the Company other than the Notes, (2) have a Mandatory Trigger Provision and a Ten-Year Optional Deferral Provision and (3) have no maturity or a maturity of greater than 30 years and are subject to Intent-Based Replacement Disclosure; or

          (E) cumulative preferred stock issued by the Company or its Subsidiaries that either (1) has no maturity or a maturity of greater than 50 years and is subject to Intent-Based Replacement Disclosure or (2) has a maturity of greater than 40 years and is subject to a replacement capital covenant substantially similar to the Replacement Capital Covenant.

     "QUALIFYING NON-CUMULATIVE PREFERRED STOCK" means non-cumulative perpetual preferred stock of the Company or its Subsidiaries that ranks pari passu with or junior to other preferred stock of the issuer, and is either subject to a replacement capital covenant substantially similar to the Replacement Capital Covenant or has a Mandatory Trigger Provision and is subject to Intent-Based Replacement Disclosure; provided that, if the non-cumulative perpetual preferred stock has a Mandatory Trigger Provision, for purposes of clause (A) of the definition of Mandatory Trigger Provision, such provision contains no remedies other than Permitted Remedies.

     "QUARTERLY INTEREST PAYMENT DATE" has the meaning set forth in Section 2.01(e).

     "RATING AGENCY" means a nationally recognized statistical rating organization within the meaning of Rule 15c3-1 under the Exchange Act.

     "RATING AGENCY EVENT" means the determination by the Company of a change by any Rating Agency that, as of February 1, 2007, publishes a rating for the Company in the equity credit criteria for securities such as the Notes resulting in a lower equity credit to the Company than the equity credit assigned by such Rating Agency to the Notes on February 1, 2007.

     "RCC ALTERNATIVE PAYMENT MECHANISM" means, with respect to any securities or combination of securities (together in this definition, "such securities"), provisions in the related transaction documents requiring the Company (i) to issue (or use commercially reasonable efforts to issue) one or more types of APM Qualifying Securities or (ii) request capital contributions from one or more of its shareholders that, in the aggregate, raise eligible proceeds at least equal to the deferred Distributions on such securities and apply the proceeds to pay unpaid Distributions on such securities, commencing on the earlier of (x) the first Distribution Date after commencement of a deferral period on which the Company pays current Distributions on such securities and (y) the fifth anniversary of the commencement of such deferral period, and that:

     (a) define "eligible proceeds" to mean, for purposes of such RCC Alternative Payment Mechanism, the net proceeds (after underwriters' or placement agents' fees, commissions or discounts and other expenses relating to the issuance or sale of the relevant securities, where applicable, and including the fair market value of property received by the Company or any of its Subsidiaries as consideration for such securities) that the Company has received during the 180 days prior to the related Distribution Date from capital contributions from one or more of its shareholders or the issuance of APM Qualifying Securities, up to the Preferred Cap (as defined in paragraph (f) below) in the case of APM Qualifying Securities that are Qualifying Non-Cumulative Preferred Stock;

     (b) permit the Company to pay current Distributions on any Distribution Date out of any source of funds but (x) require the Company to pay deferred Distributions only out of eligible proceeds and (y) prohibit the Company from paying deferred Distributions out of any source of funds other than eligible proceeds, unless (if the Company elects to so provide in the terms of such securities) an Applicable Governmental Authority directs otherwise;

     (c) if deferral of Distributions continues for more than one year (or such shorter as is provided for in the terms of such securities), require the Company not to repay, redeem or purchase any securities of the Company that on a bankruptcy or liquidation of the Company rank pari passu with or junior to such securities until at least one year after all deferred Distributions have been paid;

     (d) notwithstanding the foregoing provision, if an Applicable Governmental Authority disapproves the issuer's sale of APM Qualifying Securities, may (if the Company elects to so provide in the terms of such securities) permit the Company to pay deferred Distributions from any source without a breach of its obligations under the transaction documents;

     (e) if an Applicable Governmental Authority does not disapprove the Company's issuance and sale of APM Qualifying Securities but disapproves the use of the proceeds thereof to pay deferred Distributions, may (if the Company elects to so provide in the terms of such securities) permit the Company to use such proceeds for other purposes and to continue to defer Distributions without a breach of its obligations under the transaction documents; and

     (f) limit the obligation of the Company to issue (or use commercially reasonable efforts to issue) APM Qualifying Securities up to:

          (i) in the case of APM Qualifying Securities that are Common Stock or rights to purchase Common Stock, an amount from the issuance thereof pursuant to the RCC Alternative Payment Mechanism (including at any point in time from all prior issuances thereof pursuant to the RCC Alternative Payment Mechanism) with respect to deferred Distributions attributable to the first five years of any deferral period equal to 2% of the total number of issued and outstanding shares of Common Stock as of the date of the Company's then most recent publicly available consolidated financial statements (the "COMMON CAP"); provided that, so long as the Company is a wholly-owned subsidiary of Textron (or its successor), such Common Cap shall not apply to issuances of Common Stock to Textron or such successor or to subsidiaries of Textron (or such successor) that are not subsidiaries of the Company; and provided further (and it being understood) that the Common Cap shall cease to apply to such deferral period by a date (as specified in the related transaction documents) which shall be not later than the ninth anniversary of the commencement of such deferral period; and

          (ii) in the case of APM Qualifying Securities that are Qualifying Non-Cumulative Preferred Stock, an amount from the issuance thereof pursuant to the related RCC Alternative Payment Mechanism (including at any point in time from all prior issuances thereof pursuant to such RCC Alternative Payment Mechanism) equal to 25% of the initial principal or stated amount of the securities that are the subject of the related RCC Alternative Payment Mechanism (the "PREFERRED CAP");

          (iii) provided (and it being understood) that:

               (A) the Company shall not be obligated to issue (or use commercially reasonable efforts to issue) APM Qualifying Securities for so long as a Market Disruption Event has occurred and is continuing;

               (B) if, due to a Market Disruption Event or otherwise, the Company is able to raise and apply some, but not all, of the eligible proceeds necessary to pay all deferred Distributions on any Distribution Date, the Company will apply any available eligible proceeds to pay accrued and unpaid Distributions on the applicable Distribution Date in chronological order subject to the Common Cap and Preferred Cap, as applicable; and

               (C) if the Company has outstanding more than one class or series of securities under which it is obligated to sell a type of APM Qualifying Securities and apply some part of the proceeds to the payment of deferred Distributions, then on any date and for any period the amount of net proceeds received by the Company from those sales and available for payment of deferred Distributions on such securities shall be applied to such securities on a pro rata basis in proportion to the total amounts that are due on such securities, or on such other basis as an Applicable Governmental Authority may approve.

     "REDEMPTION DATE," when used with respect to any Note to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

     "REDEMPTION PRICE" when used with respect to any Note to be redeemed, means the price at which the Notes are to be redeemed, as specified in Section 2.01(i).

     "REFERENCE TREASURY DEALER" means (1) each of Morgan Stanley & Co. Incorporated, Barclays Capital Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, UBS Securities LLC and Wachovia Capital Markets, LLC and their successors, provided, however, that if the foregoing shall cease to be a primary U.S. government securities dealer in New York City (a "PRIMARY TREASURY DEALER") the Company shall substitute therefor another Primary Treasury Dealer and (2) any other Primary Treasury Dealers selected by the Premium Calculation Agent after consultation with the Company.

     "REFERENCE TREASURY DEALER QUOTATIONS" means, with respect to each Reference Treasury Dealer and any Early Redemption Date, the average, as determined by the Premium Calculation Agent, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Premium Calculation Agent at 5:00 p.m., New York City time, on the third Business Day preceding such redemption date.

     "REGULAR RECORD DATE" for the interest payable on any Interest Payment Date with respect to the Notes means (i) in the case of Notes represented by one or more Global Notes, the Business Day preceding such Interest Payment Date and
(ii) in the case of Notes not represented by one or more Global Securities, the date which is fifteen calendar days next preceding such Interest Payment Date (whether or not a Business Day).

     "RELEVANT PERIOD" has the meaning given to such term in the definition of Three-month LIBOR.

     "REMAINING LIFE" has the meaning given to such term in the definition of Comparable Treasury Issue.

     "REPAYMENT DATE" has the meaning set forth in Section 2.01(d)(ii).

     "REPLACEMENT CAPITAL COVENANT" means the Replacement Capital Covenant, dated as of February 8, 2007, of the Company, without giving any effect to any amendment or supplement thereto.

     "REPLACEMENT CAPITAL OBLIGATION" has the meaning set forth in Section 2.01(d)(ii).

     "REPLACEMENT CAPITAL SECURITIES" means,

     (i) Common Stock and rights to acquire Common Stock (including Common Stock and rights to acquire Common Stock issued pursuant to the Company's reinvestment plan or employee benefit plans);

     (ii) Mandatorily Convertible Preferred Stock;

     (iii) Debt Exchangeable for Equity; and

     (iv) Qualifying Capital Securities.

     "RESPONSIBLE OFFICER," when used with respect to the Trustee, means any officer of the Trustee assigned by the Trustee to administer its corporate trust matters with respect to this Indenture (which, for the avoidance of doubt, includes without limitation, any supplemental indenture hereto).

     "SCHEDULED REDEMPTION DATE" has the meaning set forth in Section
2.01(d)(i).

     "SEMI-ANNUAL INTEREST PAYMENT DATE" has the meaning set forth in Section 2.01(e).

     "SENIOR INDEBTEDNESS" means:

     (i) the principal (including redemption payments), premium, if any, interest and other payment obligations in respect of (A) indebtedness of the Company for money borrowed, (B) indebtedness evidenced by securities, debentures, bonds, notes or other similar instruments issued by the Company, including any such securities issued under any deed, indenture or other instrument to which the Company is a party and (C) guarantees of any of the foregoing;

     (ii) all capital lease obligations of the Company;

     (iii) all obligations of the Company issued or assumed as the deferred purchase price of property, all conditional sale obligations of the Company, and agreements of a similar nature thereto and all agreements relating to any such agreements, and all obligations of the Company under any title retention agreement, but excluding trade accounts payable arising in the ordinary course of business;

     (iv) all obligations of the Company for reimbursement on any letter of credit, banker's acceptance, security purchase facility or similar credit transaction;

     (v) all obligations of the Company to make payment pursuant to the terms of financial instruments, such as (a) securities contracts and foreign currency exchange contracts, (b) derivative instruments, such as swap agreements (including interest rate and foreign exchange rate swap agreements), cap agreements, floor agreements, collar agreements, interest rate agreements, foreign exchange rate agreements, options, commodity futures contracts and commodity option contracts and (c) in the case of both (a) and (b) above, similar financial instruments;

     (vi) all obligations of the type referred to in clauses (i) through (v) above of other Persons for the payment of which the Company is responsible or liable as obligor, guarantor or otherwise;

     (vii) all obligations of the type referred to in clauses (i) through (vi) above of other Persons secured by any lien on any property or asset of the Company (whether or not such obligation is assumed by the Company); and

     (viii) any deferrals, amendments, renewals, extensions, modifications and refundings of all obligations of the type referred to in clauses (i) through
(vii) above, in each case whether or not contingent and whether outstanding at the date hereof or thereafter incurred, except, in each case, for the Notes and (w) any such other indebtedness or deferral, amendment, renewal, extension, modification or refunding that contains express terms, or is issued under a deed, indenture or other instrument that contains express terms, providing that it is subordinate to or ranks pari passu with the Notes, (x) trade accounts payable or accrued liabilities arising in the ordinary course of business, (y) indebtedness owed by the Company to its Subsidiaries, which also shall rank equally in right of payment and upon liquidation with the Notes and (z) any liability for Federal, state, local and other taxes owed or owing by the Company or its Subsidiaries.

     Such Senior Indebtedness shall continue to be Senior Indebtedness and be entitled to the benefits of the subordination provisions of this Indenture irrespective of any amendment, modification or waiver of any term of such Senior Indebtedness and notwithstanding that no express written subordination agreement may have been entered into between the holders of such Senior Indebtedness and the Trustee or any of the Holders.

     "SPECIAL EVENT MAKE-WHOLE PRICE" means, for any Early Redemption Date, the sum, as calculated by the Premium Calculation Agent, of the present values of the remaining scheduled payments of principal (discounted from February 15, 2017) and interest that would have been payable to and including February 15, 2017 (discounted from their respective Interest Payment Dates) on the Notes to be redeemed (not including any portion of such payments of interest accrued to the Early Redemption Date) to the Early Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 50 basis points, plus accrued and unpaid interest on the principal amount being redeemed to the Early Redemption Date.

     "SPECIAL RECORD DATE" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 2.07.

     "STATED MATURITY," when used with respect to the Notes or any installment of principal thereof or interest thereon, means the date specified in the Notes as the fixed date on which the principal of the Notes or such installment of principal or interest is due and payable.

     "SUBSIDIARY" means, with respect to any Person:

     (1) any corporation or company a majority of whose Capital Stock with voting power, under ordinary circumstances, to elect directors is, at the date of determination, directly or indirectly, owned by such Person (a "subsidiary"), by one or more subsidiaries of such Person or by such Person and one or more subsidiaries of such Person;

     (2) any partnership in which such Person or a subsidiary of such Person is, at the date of determination, a general partner of such partnership; or

     (3) any partnership, limited liability company or other Person in which such Person, a subsidiary of such Person or such Person and one or more subsidiaries of such Person, directly or indirectly, at the date of determination, have (x) at least a majority ownership interest or (y) the power to elect or appoint or direct the election or appointment of the managing partner or member of such Person or, if applicable, a majority of the directors or other governing body of such Person.

     "SUPPLEMENTAL NOTICE" has the meaning set forth in Section 3.03.

     "SUPPORT AGREEMENT" means the Support Agreement dated as of May 25, 1994 between the Company and Textron.

     "TAX EVENT" means that the Company has requested and received an Opinion of Counsel experienced in such matters to the effect that, as a result of any:

     (a) amendment to or change in the laws or regulations of the United States or any political subdivision or taxing authority of or in the United States that is enacted or becomes effective after the initial issuance of the Notes;

     (b) proposed change in those laws or regulations that is announced after the initial issuance of the Notes;

     (c) official administrative decision or judicial decision or administrative action or other official pronouncement interpreting or applying those laws or regulations that is announced after the initial issuance of the Notes; or

     (d) threatened challenge asserted in connection with an audit of the Company or its Subsidiaries, or a threatened challenge asserted in writing against any other taxpayer that has raised capital through the issuance of securities that are substantially similar to the Notes, which challenge becomes publicly known or otherwise becomes widely known to tax practitioners after the initial issuance of the Notes, there is more than an insubstantial risk that interest payable by the Company on the Notes is not, or will not be, deductible by the Company, in whole or in part, for United States federal income tax purposes.

     "TEN-YEAR OPTIONAL DEFERRAL PROVISION" means, as to any securities, a provision in the terms thereof or of the related transaction agreements to the effect that the issuer of such securities thereof may, in its sole discretion, defer in whole or in part payment of Distributions on such securities for one or more consecutive Distribution Periods of up to ten years without any remedy other than Permitted Remedies.

     "TEXTRON" shall mean Textron Inc., a Delaware corporation or any successor thereto.

     "THREE-MONTH LIBOR" means, with respect to any Interest Period from and including February 15, 2017, the rate (expressed as a percentage per annum) for deposits in U.S. dollars for a three-month period commencing on the first day of that Interest Period and ending on the next Interest Payment Date (for the purposes of this definition, the "RELEVANT PERIOD") that appears on the Reuters LIBOR01 Page as of 11:00 a.m. (London time) on the LIBOR determination date for that Interest Period. If such rate does not appear on the Reuters LIBOR01 Page as of 11:00 a.m. (London time) on the LIBOR determination date for that interest period, three-month LIBOR shall be determined on the basis of the rates at which deposits in U.S. dollars for the Relevant Period and in a principal amount of not less than $1,000,000 are offered to prime banks in the London interbank market by four major banks in the London interbank market selected by the Calculation Agent (after consultation with the Company), at approximately 11:00 a.m., London time on the LIBOR determination date for that Interest Period. The Calculation Agent shall request the principal London office of each of such banks to provide a quotation of its rate. If at least two such quotations are provided, three-month LIBOR with respect to that Interest Period shall be the arithmetic mean (rounded upward if necessary to the nearest whole multiple of 0.00001%) of such quotations. If fewer than two quotations are provided, three-month LIBOR with respect to that Interest Period shall be the arithmetic mean (rounded upward if necessary to the nearest whole multiple of 0.00001%) of the rates quoted by three major banks in New York City selected by the Calculation Agent (after consultation with the Company), at approximately 11:00 a.m., New York City time, on the first day of that Interest Period for loans in U.S. dollars to leading European banks for the Relevant Period and in a principal amount of not less than $1,000,000. However, if fewer than three banks selected by the Calculation Agent to provide quotations are quoting as described above, three-month LIBOR for that Interest Period shall be the same as three-month LIBOR as determined for the previous Interest Period or, in the case of the Interest Period commencing on February 15, 2017, the interest rate on the Notes shall be 7.095%. The establishment of three-month LIBOR for each Interest Period commencing on or after February 15, 2017 by the Calculation Agent shall (in the absence of manifest error) be final and binding. For purposes of this definition, "LONDON BANKING DAY" means any day on which commercial banks are open for general business (including dealings in deposits in U.S. dollars) in London, England; "LIBOR DETERMINATION DATE" means the second London banking day immediately preceding the first day of the relevant Interest Period; "REUTERS LIBOR01 PAGE" means the display designated on page LIBOR01 on Reuters Page (or such other page as may replace the LIBOR01 page on the service or such other service as may be nominated by the British Bankers' Association for the purpose of displaying London interbank offered rates for U.S. Dollar deposits); and "REUTERS PAGE" means the display on Reuters Money 3000 Service, or any successor service, on the Reuters LIBOR01 Page or any replacement page or pages on that service.

     "TRADING DAY" means a day on which (i) there is no Market Disruption Event and (ii) trading in securities generally occurs on the New York Stock Exchange or, if the Common Stock is not then listed on the New York Stock Exchange, on the principal other U.S. national or regional securities exchange on which the Common Stock is then listed or, if the Common Stock is not then listed on a U.S. national or regional securities exchange, on the principal other market on which the Common Stock is then traded.

     "TREASURY RATE" means, with respect to any Early Redemption Date, the yield, calculated on the third Business Day preceding the Early Redemption Date, under the heading that represents the average for the immediately preceding week, appearing in the most recently published statistical release designated H.15(519) or any successor publication that is published weekly by the Board of Governors of the Federal Reserve System and that establishes yields on actively traded U.S. Treasury securities adjusted to constant maturity under the caption Treasury Constant Maturities, for the maturity corresponding to the Comparable Treasury Issue (if no maturity is within three months before or after the Remaining Life (as defined under "COMPARABLE TREASURY ISSUE" above), yields for the two published maturities most closely corresponding to the Comparable Treasury Issue shall be determined and the Treasury Rate shall be interpolated or extrapolated from such yields on a straight line basis, rounding to the nearest month); or if such release (or any successor release) is not published during the week preceding the calculation date or does not contain such yields, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Early Redemption Date.

     "TRUST INDENTURE ACT" means the Trust Indenture Act of 1939, as amended, and in force at the date as of which this instrument was executed.

     "TRUSTEE" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean or include each Person who is then a Trustee hereunder.

     "U.S. GOVERNMENT OBLIGATIONS" means securities which are (i) direct obligations of the United States of America for the payment of which its full faith and credit is pledged or (ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the payment of which is unconditionally guaranteed as to the timely payment of principal and interest as a full faith and credit obligation by the United States of America, which, in either case, are not callable or redeemable at the option of the issuer thereof, and shall also include a depository receipt issued by a bank or trust company which is a member of the Federal Reserve System and having a combined capital and surplus of at least $50,000,000 as custodian with respect to any such obligation evidenced by such depository receipt or a specific payment of interest on or principal of any such obligation held by such custodian for the account of the holder of a depository receipt; provided, however, that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the obligation set forth in (i) or (ii) above or the specific payment of interest on or principal of such obligation evidenced by such depository receipt.

     Section 1.02. Compliance Certificates and Opinions. Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

     Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (other than a certificate required by Section 10.05) shall include:

     (1) a statement that the Person signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

     (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

     (3) a statement that, in the opinion of each such Person, such Person has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such condition or covenant has been complied with; and

     (4) a statement as to whether, in the opinion of each such Person, such condition or covenant has been complied with.

     Section 1.03. Form of Documents Delivered to Trustee. In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

     Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters is erroneous. Any certificate of counsel or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

     Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

     Section 1.04. Acts of Holders. (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "ACT" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 6.01) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section 1.04.

     (b) The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may be presumed by the Trustee to be true, correct and existing, and the Trustee may reasonably rely upon such instrument or writing without further investigation.

     (c) The ownership of Notes shall be proved by the Note Register.

     (d) If the Company shall solicit from the Holders any request, demand, authorization, direction, notice, consent, waiver or other Act, the Company may, at its option, by or pursuant to a Board Resolution, fix in advance a record date for the determination of Holders entitled to give such request, demand, authorization, direction, notice, consent, waiver or other Act or to revoke any of the foregoing, but the Company shall have no obligation to do so. Such record date shall be the record date specified in or pursuant to such Board Resolution, which shall be a date not earlier than the date 30 days prior to the first solicitation of Holders generally in connection therewith and not later than the date such solicitation is completed. If such a record date is fixed, such request, demand, authorization, direction, notice, consent, waiver or other Act or revocation may be given before or after such record date, but only the Holders of record at the close of business on such record date shall be deemed to be Holders for the purposes of any such Act or revocation for the purpose of determining whether Holders of the requisite proportion of Outstanding Notes have acted; provided, however, that no such authorization, agreement or consent by such Holders on such record date shall be deemed effective unless it shall become effective pursuant to the provisions of this Indenture not later than eleven months after the record date.

     (e) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Note shall bind every future Holder of the same Note and the Holder of every Note issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Note.

     Section 1.05. Notices, Etc., to Trustee and Company. Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with:

     (1) the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office, Attention: T+SS - Corporate Deal Manager; or

     (2) the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Company addressed to it at the address of its principal office specified in the first paragraph of this instrument or at any other address previously furnished in writing to the Trustee by the Company, to the attention of the general counsel of the Company.

     Section 1.06. Notice to Holders; Waiver. Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at his address as it appears in the Note Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

     If the Company mails a notice to Holders, it shall mail a copy of such notice to the Trustee at the same time.

     In case by reason of the suspension of regular mail service or by reason of any other case it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

     Section 1.07. Effect of Headings and Table of Contents. The article and section headings herein and the table of contents are for convenience only and shall not affect the construction hereof.

     Section 1.08. Successors and Assigns. All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

     Section 1.09. Separability Clause. In case any provision in this Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     Section 1.10. Benefits of Indenture. Nothing in this Indenture or in the Notes, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder and the Holders, any benefit or any legal or equitable right, remedy or claim under this Indenture.

     Section 1.11. GOVERNING LAW. THIS INDENTURE AND THE NOTES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                                    ARTICLE 2
                                    THE NOTES

     Section 2.01. Terms of the Notes. The terms of the Notes shall be as follows:

     (a) Designation. The Notes shall be known and designated as the "6% Fixed-to-Floating Rate Junior Subordinated Notes due 2067" of the Company (the "NOTES").

     (b) Issue Price and Aggregate Principal Amount. The Notes shall be issued at a price of $993.82 per each $1,000 principal amount of the Notes, and the maximum aggregate principal amount of the Notes which may be authenticated and delivered under this Indenture shall be $300,000,000 (except for Notes authenticated and delivered upon registration of transfer of, or exchange for, or in lieu of, other Notes pursuant to Section 2.03, Section 2.05, Section 2.06,
Section 9.04, Section 11.07 or Article 3 of this Indenture).

     (c) Denominations. The Notes shall be issued only in fully registered form, and the authorized denominations of the Notes shall be $1,000 principal amount and any integral multiple thereof.

     (d) Scheduled Redemption Date.

          (i) The Company shall redeem the Notes on February 15, 2042 (the "SCHEDULED REDEMPTION DATE") to the extent that during a 180-day period ending on the date a Notice of Repayment is given pursuant to Section 3.03, the Company has received net proceeds from the issuance of Qualifying Capital Securities. If the Company has not raised sufficient net proceeds from the issuance of Qualifying Capital Securities to repay the Notes in full on the Scheduled Redemption Date, it shall (A) repay the Notes on the Scheduled Redemption Date in part to the extent of the proceeds so raised and (B) continue to comply with this Section 2.01(d). For the avoidance of doubt, a Repayment Date shall not constitute a Maturity for the purposes of
     Section 5.01(2) hereof, unless the Company has given notice to the Trustee fixing such date for redemption and stating that the Company has determined to treat that date as a Maturity, in which case such date shall constitute a Maturity for the Notes specified in the applicable Notice of Repayment or Supplemental Notice, as the case may be.

          (ii) The Company shall use its Commercially Reasonable Efforts, subject to a Market Disruption Event, to raise sufficient net proceeds from the issuance of Qualifying Capital Securities during such 180-day period to permit repayment of the Notes Outstanding in full on the Scheduled Redemption Date (the "REPLACEMENT CAPITAL OBLIGATION"). If the Company has not raised sufficient net proceeds pursuant to the preceding sentence to permit repayment of all principal and accrued and unpaid interest on the Notes on the Scheduled Redemption Date and it has not otherwise redeemed the Notes pursuant hereto, the unpaid amount shall remain outstanding from quarter to quarter and bear interest, payable on the Quarterly Interest Payment Dates, until repaid, and the Replacement Capital Obligation shall continue to apply to each subsequent Quarterly Interest Payment Date (substituting the relevant Quarterly Interest Payment Date for the Scheduled Redemption Date and a 90-day period for the 180-day period in the definition of "REPLACEMENT CAPITAL OBLIGATION") (the Scheduled Redemption Date and each such subsequent Quarterly Interest Payment Date, a "REPAYMENT DATE") and shall terminate (A) on the Interest Payment Date on which the Company has redeemed the Notes in full in accordance with the Replacement Capital Obligation, (B) when the Notes are otherwise paid in full on the Final Maturity Date or (C) upon an Event of Default resulting in acceleration of the Notes pursuant to Section 5.02 hereof. Unless the Replacement Capital Obligation shall have terminated as aforesaid and except under the circumstances set forth in Section 2.01(d)(viii), the Company's failure to use Commercially Reasonable Efforts to raise sufficient proceeds from the issuance of Qualifying Capital Securities to redeem the Notes in full in connection with the redemption of the Notes on a Repayment Date shall constitute a default under clause (2) of the definition of Enforcement Event in Section 5.03, but shall in no event constitute an Event of Default. Notwithstanding anything to the contrary herein, the Trustee shall have no obligation to exercise any remedies with respect to any Enforcement Event arising from such default unless directed to do so in accordance with and subject to the conditions set forth in Section 5.12 and Section 6.02 hereof. The Trustee may conclusively assume that the Replacement Capital Obligation has been complied with unless the Company or the Holders of 50% in aggregate principal amount of the Notes have given the Trustee notice to the contrary. The Company may modify or terminate the Replacement Capital Obligation only in accordance with Section 9.02 hereof except that the Company may amend the Replacement Capital Obligation at any time in accordance with Section 9.01 hereof, (A) where any one of a chief executive officer, president, or vice presidents of the Company has determined that such amendment is not adverse to the Holders of the Notes and the Company has delivered to such Holders and the Trustee an Officers' Certificate to that effect, and (B) to impose additional restrictions on the types of securities qualifying as Qualifying Capital Securities, and the Company has delivered to such Holders and the Trustee an Officers' Certificate to that effect.

          (iii) Under the Replacement Capital Covenant, the Company also may redeem the Notes on the Scheduled Redemption Date to the extent it has received net proceeds from a capital contribution from, or purchase of Common Stock by Textron or its successor and/or from the sale of Common Stock, rights to acquire Common Stock, Debt Exchangeable for Equity and/or Mandatorily Convertible Preferred Stock to Persons that are not Subsidiaries of the Company. To the extent the Company so redeems Notes pursuant to this Section 2.01(d)(iii), its obligation to use Commercially Reasonable Efforts to sell Qualifying Capital Securities will be reduced by the amount of such capital contribution and proceeds so applied, multiplied by the Applicable Percentage, if any.

          (iv) Notwithstanding anything to the contrary in this Indenture, if the Company redeems the Notes pursuant to this Section 2.01(d) or Section 2.01(i) when any Deferred Interest (including Additional Interest thereon) remains unpaid and at a time when the Alternative Payment Mechanism is otherwise applicable, the unpaid Deferred Interest (including Additional Interest thereon) may only be paid pursuant to the Alternative Payment Mechanism.

          (v) Any principal amount of the Notes, together with accrued and unpaid interest, shall be due and payable on February 15, 2067 (the "FINAL MATURITY DATE"), regardless of the amount of Qualifying Capital Securities the Company has issued and sold by that time.

          (vi) If any date fixed for redemption or repayment pursuant to this
     Section 2.01(d) is not a Business Day, then payment of the Redemption Price or repayment of the principal amount of the Notes due on that date shall be made on the next day that is a Business Day, without any interest or other payment as a result of such delay.

          (vii) "COMMERCIALLY REASONABLE EFFORTS" to sell Qualifying Capital Securities means commercially reasonable efforts by the Company to complete the offer and sale of Qualifying Capital Securities to Persons that are not Affiliates of the Company in public offerings or private placements. The Company shall not be considered to have made Commercially Reasonable Efforts to effect a sale of Qualifying Capital Securities if it determines to not pursue or complete such sale due to pricing, coupon or dividend rate considerations.

          (viii) The Company shall not be required to redeem the Notes on any Repayment Date, and such failure to redeem shall not constitute an Enforcement Event, to the extent of the net proceeds the Company was not able to raise as a result of the occurrence of a Market Disruption Event. The Company shall deliver to the Trustee an Officer's Certificate (which the Trustee shall promptly forward upon receipt to each Holder of the Notes) on the date the related Notice of Repayment pursuant to Section 3.03 is given, or prior to the date the related Notice of Repayment required by
     Section 3.03 would have been given, certifying that:

               (A) a Market Disruption Event was existing during the 180-day period preceding the date of such certificate or, in the case of any required Repayment Date after the Scheduled Redemption Date, the 90-day period preceding the date of such certificate; and

               (B) either (1) the Market Disruption Event continued for the entire 180-day period or 90-day period, as the case may be, or (2) the Market Disruption Event continued for only part of the period, but the Company was unable after Commercially Reasonable Efforts to raise sufficient net proceeds during the rest of that period to permit repayment of the Notes in full.

          (ix) Net proceeds that the Company is permitted to apply to repayment of the Notes on the Repayment Dates pursuant to Section 2.01(d) shall be applied, first, to pay Deferred Interest (including Additional Interest thereon) in chronological order to the extent of Eligible Proceeds under the Alternative Payment Mechanism (the amount thereof to be certified by the Company to the Trustee in an Officers' Certificate), second, to pay current interest that the Company is not paying from other sources and, third, to repay the principal of Notes; provided that if the Company raises less than $5 million of net proceeds from the sale of Qualifying Capital Securities during the applicable 180- or 90-day period preceding the date the applicable Notice of Repayment is given pursuant to Section 3.03, the Company shall deliver to the Trustee an Officers' Certificate to such effect and the Company shall not be required to repay any Notes on such Repayment Date, but the Company shall use those net proceeds to repay the Notes on the next Repayment Date as of which the Company has raised at least $5 million of net proceeds; provided, further, that if the net proceeds allocable to repay the principal of the Notes shall not be divisible by the authorized denominations of the Notes into a whole number, the net proceeds so allocable shall be deemed to be equal to the next lower amount divisible by such authorized denominations into a whole number; provided, further, that if the Company is obligated to use Commercially Reasonable Efforts to sell Qualifying Capital Securities and apply the net proceeds to payments of principal of or interest on any outstanding securities in addition to the Notes and the Company shall deliver the Trustee an Officers' Certificate to such effect, then on any date and for any period the amount of net proceeds received by the Company from those sales and available for such payments shall be applied to the Notes and those other securities having the same scheduled repayment date or scheduled redemption date as the Notes pro rata in accordance with the respective amounts of deferred interest due and none of such net proceeds shall be applied to any other securities having a later scheduled repayment date or scheduled redemption date until the principal of and all accrued and unpaid interest on the Notes has been paid in full.

          (x) In the event the Company has delivered a notice to the Trustee pursuant to Section 3.01 in connection with any Repayment Date, the principal amount of Notes payable on such Repayment Date, if any, shall be the principal amount set forth in the Notice of Repayment accompanying such notice and such principal amount of Notes shall be repaid on such Repayment Date pursuant to Article 3, subject to this Section 2.01(d).

          (xi) The obligation of the Company to repay the Notes pursuant to this
     Section 2.01(d) on any date prior to the Final Maturity Date shall be subject to its obligations under Article 12 to the holders of Senior Indebtedness.

          (e) Rate of Interest. Interest on the Notes shall accrue from the most recent Interest Payment Date to which interest has been paid or duly provided for, or if no interest has been paid or duly provided for, from February 8, 2007. The Notes shall bear interest (i) from and including February 8, 2007 to but excluding February 15, 2017 at the annual rate of 6%, computed on the basis of a 360-day year comprised of twelve 30-day months and (ii) from and including February 15, 2017 to but excluding the Final Maturity Date at an annual rate equal to Three-month LIBOR plus 1.735%, computed on the basis of a 360-day year and the actual number of days elapsed. Subject to Section 2.01(g) and Section 2.01(h), interest on the Notes shall be payable in cash (i) semi-annually in arrears on February 15 and August 15 of each year, commencing on August 15, 2007, until February 15, 2017 (each such date, a "SEMI-ANNUAL INTEREST PAYMENT DATE") and (ii) quarterly in arrears on February 15, May 15, August 15 and November 15, commencing May 15, 2017 until the Final Maturity Date (each such date, a "QUARTERLY INTEREST PAYMENT DATE"). Any installment of interest (or portion thereof) deferred in accordance with Section 2.01(g) or otherwise unpaid shall bear interest, to the extent permitted by law, at the rate of interest then in effect on the Notes, from the relevant Interest Payment Date, compounded on each subsequent Interest Payment Date, until paid in accordance with Section 2.01(h). If any Semi-Annual Interest Payment Date would otherwise fall on a day that is not a Business Day, the interest payment due on that date shall be postponed to the next day that is a Business Day and no interest shall accrue as a result of that postponement. If any Quarterly Interest Payment Date is not a Business Day, the Quarterly Interest Payment Date shall be postponed to the following Business Day unless such Business Day would fall in the next calendar month, in which case the Quarterly Interest Payment Date shall be the preceding Business Day. However, if any Quarterly Interest Payment Date falls on a date fixed for early redemption, or other redemption or repayment, and such day is not a Business Day, the interest payment due on that date shall be postponed to the next day that is a Business Day and no interest shall accrue as a result of that postponement.

          (f) To Whom Interest is Payable. Interest shall be payable on each Interest Payment Date to each Person in whose name the Notes are registered at the close of business on the Regular Record Date for such Interest Payment Date, except that (i) interest payable on any Notes on any Repayment Date or Redemption Date and (ii) interest payable on the Final Maturity Date shall be paid to the Person to whom principal is paid.

          (g) Option to Defer Interest Payments.

               (i) The Company shall have the right, on one or more occasions, to defer the payment of interest on the Notes for one or more consecutive Interest Periods during any period of up to 10 years (which may include a combination of semi-annual and quarterly Interest Periods), (a "DEFERRAL PERIOD") without giving rise to an Event of Default or, unless otherwise indicated below, an Enforcement Event. The Company's right to defer interest payments shall end on the earliest of (A) the Final

          Maturity Date, (B) any redemption of the Notes in full prior to the Final Maturity Date or (C) the acceleration of the Notes following an Event of Default. Interest on the Notes shall continue to accrue during Deferral Periods at the then-applicable interest rate on the Notes, compounded on each Interest Payment Date, subject to applicable law.

               (ii) To the extent that the Company applies Eligible Proceeds to pay interest, the Company shall allocate the proceeds to deferred payments of interest (including Additional Interest thereon) in chronological order based on the date each payment was first deferred.

               (iii) At the end of a 10-year Deferral Period, the Company shall pay all Deferred Interest (including Additional Interest thereon). After the Company makes all interest payments that the Company has deferred, including Additional Interest on the Deferred Interest, the Company may again defer interest payments during new Deferral Periods of up to 10 years each, subject to the requirements therefor set forth herein.

               (iv) Each Holder, by such Holder's acceptance of the Notes, agrees that if a Bankruptcy Event shall occur prior to the redemption or repayment of such Notes, such Holder shall not have a claim for, or a right to receive, deferred and unpaid interest (including Additional Interest thereon) that has not been paid prior to such event through the application of the Alternative Payment Mechanism to the extent such interest (including Additional Interest thereon) exceeds 25% of the then Outstanding principal amount of such Holder's Notes.

               (v) The Company shall give the Holders of the Notes and the Trustee written notice of its election to begin a Deferral Period at least one Business Day before the Regular Record Date for the Interest Payment Date on which such Deferral Period shall begin. However, the Company's failure to pay interest on an Interest Payment Date shall constitute the commencement of a Deferral Period unless the Company pays such interest within ten Business Days of the Interest Payment Date, whether or not it provides a notice of deferral. For the avoidance of doubt, the non-payment of such interest for ten Business Days does not give rise to a default under the Indenture.

          (h) Alternative Payment Mechanism.

               (i) Subject to certain conditions described in Section 2.01(h)(ii) and the exception described in Section 2.01(h)(v) below, if the Company defers interest on the Notes, it shall be required, not later than (i) the Business Day immediately following the first Interest Payment Date during a Deferral Period on which the Company elects to pay current interest, or (ii) if earlier, the Business Day following the fifth anniversary of the commencement of a Deferral Period, to make a request pursuant to the Contribution Agreement for a capital contribution from, or a purchase of shares of Common Stock by, Textron pursuant to the Contribution Agreement in an amount equal to the aggregate amount of accrued and unpaid Deferred Interest (including Additional Interest thereon), measured as of the next regularly scheduled Interest Payment Date following the date of such request; provided that if the Contribution Agreement is no longer in full force and effect at that time, or after such request the Company has not received from Textron a contribution of capital and/or funds for the purchase of Common Stock that are in an amount sufficient, taking into consideration the Company's other liabilities, to enable the Company to pay all Deferred Interest (including Additional Interest thereon), the Company shall use Commercially Reasonable Efforts, subject to a Market Disruption Event, to sell, as promptly as practicable, Common Stock to Persons that are not Affiliates of the Company in an amount sufficient to pay the accrued and unpaid Deferred Interest (including Additional Interest thereon) in full, measured as of the next regularly scheduled Interest Payment Date following the date of such request. The Company shall not pay Deferred Interest (including Additional Interest thereon) on the Notes from any source other than Eligible Proceeds, unless otherwise required at the time by any Applicable Governmental Authority. This method of funding the payment of accrued and unpaid interest is referred to as the "ALTERNATIVE PAYMENT MECHANISM."

               (ii) Prior to the fifth anniversary of the commencement of any Deferral Period, the Company shall not issue Common Stock under the Alternative Payment Mechanism (other than (i) to Textron or its successor so long as the Company is a wholly-owned subsidiary of Textron or such successor or (ii) to subsidiaries of Textron or such successor that are not Subsidiaries of the Company) to the extent that the number of shares of Common Stock so issued, together with the number of shares of Common Stock issued under the Alternative Payment Mechanism (other than (i) to Textron or its successor so long as the Company is a wholly-owned subsidiary of Textron or such successor or
          (ii) to subsidiaries of Textron or such successor that are not Subsidiaries of the Company) during such Deferral Period so applied, would exceed 2% of the total number of issued and outstanding shares of Common Stock as of the date of the Company's then most recent publicly available consolidated financial statements (the "COMMON STOCK ISSUANCE CAP"). Once the Company reaches the Common Stock Issuance Cap for any Deferral Period, it may not issue more shares of Common Stock pursuant to the Alternative Payment Mechanism prior to the fifth anniversary of the commencement of such Deferral Period (other than (i) to Textron or its successor so long as the Company is a wholly-owned subsidiary of Textron or such successor or (ii) to subsidiaries of Textron or such successor that are not Subsidiaries of the Company) even if there is a subsequent increase in the number of outstanding shares of Common Stock. The Common Stock Issuance Cap will cease to apply following the fifth anniversary of the commencement of any Deferral Period, at which point the Company may only pay any Deferred Interest (including Additional Interest thereon), regardless of the time at which it was deferred, using the Alternative Payment Mechanism, subject to any Market Disruption Event. If the Common Stock Issuance Cap has been reached during a Deferral Period and the Company subsequently pays all Deferred Interest (including Additional Interest thereon) prior to the fifth anniversary of the commencement of such Deferral Period, the Common Stock Issuance Cap will cease to apply, and will only apply again once the Company starts a new Deferral Period. If the Company's Common Stock is ever publicly traded, the Company will be required to use Commercially Reasonable Efforts to seek shareholder consent to increase the number of authorized shares of Common Stock if, at any date, the number of shares of Common Stock available for issuance falls below three times the number of shares of Common Stock that the Company would need to issue to raise sufficient proceeds to pay (assuming a price per share equal to the average trading price of shares of the Common Stock over the ten-Trading Day period preceding such date) then outstanding Deferred Interest on the Notes (including Additional Interest thereon). For purposes of determining the amounts accruing from and after February 15, 2017, the interest will be computed by reference to spot three-month LIBOR on the calculation date plus a margin equal to 1.735%.

               (iii) The Company's failure to pay interest on the Notes in accordance with the Alternative Payment Mechanism as required by this Indenture shall constitute a default under clause (3) of the definition of Enforcement Event in Section 5.03, but shall in no event constitute an Event of Default. Notwithstanding anything to the contrary herein, the Trustee shall have no obligation to exercise any remedies with respect to any Enforcement Event arising from such default unless directed to do so in accordance with and subject to the conditions set forth in Section 5.12 and Section 6.02(4). The Trustee may conclusively assume that the Alternative Payment Mechanism has been complied with unless the Company or the Holders of 50% in aggregate principal amount of the Notes have given the Trustee notice to the contrary.

               (iv) If, due to a Market Disruption Event or otherwise, the Company were able to raise some, but not all, Eligible Proceeds necessary to pay all Deferred Interest (including Additional Interest thereon) on any Interest Payment Date, the Company shall apply any available Eligible Proceeds to pay Deferred Interest (including Additional Interest thereon) on the applicable Interest Payment Date in chronological order. If the Company has outstanding securities in addition to, and that rank pari passu with, the Notes under which the Company is obligated to sell Common Stock to Persons that are not Affiliates or to make a request for a capital contribution from, or a purchase of shares of Common Stock by, Textron or its successor and, in either case, apply such proceeds to the payment of deferred interest or distributions, then on any date and for any period the amount of net proceeds received by the Company and available for payment of the Deferred Interest (including Additional Interest) shall be applied to the Notes and those other securities on a pro rata basis in accordance with the respective amounts of deferred interest due, or on such other basis as any Applicable Governmental Authority may approve.

               (v) If the Contribution Agreement is no longer in full force and effect, the Company shall be relieved of its obligations under the Alternative Payment Mechanism in respect of any Interest Payment Date if it delivers an Officers' Certificate to the Trustee (which the Trustee shall promptly forward upon receipt to each Holder of the Notes) no more than 30 and no less than 15 days in advance of that Interest Payment Date certifying that a Market Disruption Event was existing after the immediately preceding Interest Payment Date; and either:

                    (1) the Market Disruption Event continued for the entire period from the Business Day immediately following the preceding Interest Payment Date to the Business Day immediately preceding the date on which such certification is provided; or

                    (2) the Market Disruption Event continued for only part of this period, but the Company was unable after using Commercially Reasonable Efforts to raise sufficient Eligible Proceeds during the rest of that period to pay all accrued and unpaid interest.

               "COMMERCIALLY REASONABLE EFFORTS" to sell Common Stock in accordance with the Alternative Payment Mechanism means commercially reasonable efforts to complete the offer and sale of Common Stock to Persons that are not Affiliates of the Company in public offerings or private placements. The Company shall not be relieved of its obligations under the Alternative Payment Mechanism if it determines not to pursue or complete the sale of Common Stock due to pricing, dividend rate or dilution considerations.

               (vi) If the Company is involved in a business combination where immediately after its consummation more than 50% of the surviving entity's voting stock is owned by the shareholders of the other party to the business combination, then the Alternative Payment Mechanism shall not apply to any interest that is deferred and unpaid as of the date of consummation of the business combination if the Deferred Interest (including Additional Interest thereon) is paid in full prior to or on the next regularly scheduled interest payment date after consummation of the business combination. The Alternative Payment Mechanism shall apply, however, to any interest on the Notes that is deferred after such date.

          (i) Redemption.

               (i) Subject to obtaining any then-required regulatory approval from any Applicable Governmental Authority, the Notes are redeemable
          (A) in whole or in part, at any time on or after February 15, 2017 at their principal amount plus accrued and unpaid interest to but not including the Redemption Date; provided that in the event of a redemption in part that the principal amount outstanding after such redemption is at least $50,000,000; (B) in whole or in part, prior to February 15, 2017, in cases not involving a Tax Event or Rating Agency Event, at their principal amount plus accrued and unpaid interest to the Redemption Date or, if greater, the Make-Whole Price; provided that in the event of a redemption in part the principal amount outstanding after such redemption is at least $50,000,000; and (C) in whole, but not in part, prior to February 15, 2017, within 90 days after the occurrence of a Tax Event or Rating Agency Event, at their principal amount plus accrued and unpaid interest to the Redemption Date or, if greater, the Special Event Make-Whole Price (the amount in (A), (B) or (C), as applicable, is hereinafter called the "REDEMPTION PRICE").

                    (a) If any date fixed for redemption pursuant to this clause
               (i) is not a Business Day, then payment of the Redemption Price shall be made on the next day that is a Business Day, without any interest or other payment for the delay.

                    (b) The Make-Whole Price and the Special Event Make-Whole
               Price shall be determined on the third Business Day prior to the applicable Redemption Date. The Company shall notify the Trustee of the Make-Whole Price or the Special Event Make-Whole Price, as applicable, promptly after the calculation thereof and the Trustee shall have no responsibility for such calculation.

               (ii) If the Company redeems Notes when any Deferred Interest (including Additional Interest thereon) remains unpaid and at a time when the Alternative Payment Mechanism is applicable, the unpaid Deferred Interest (included Additional Interest thereon) may only be paid pursuant to the Alternative Payment Mechanism.

     Section 2.02. Form and Dating. (a) The Notes shall be issued initially in the form of one or more permanent global Notes in registered form, substantially in the form set forth in Annex A (the "GLOBAL NOTES"), registered in the name of the nominee of the Depositary, deposited with the Trustee, as custodian for the

Depositary, duly executed by the Company and authenticated by the Trustee as hereinafter provided. Each Note shall be dated the date of its authentication.

     The terms and provisions contained in the form of the Notes annexed hereto as Annex A shall constitute, and are hereby expressly made, a part of this Indenture. To the extent applicable, the Company and the Trustee, by their execution and delivery of this Indenture, expressly agree to such terms and provisions and to be bound thereby.

     The definitive Notes shall be printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the officers executing such Notes, as evidenced by their execution of such Notes.

     (b) The Notes shall bear the following legend on the face thereof:

          "THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE OFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE WHICH IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF THIS SECURITY) (THE "RESALE RESTRICTION TERMINATION DATE") ONLY (A) TO THE COMPANY, TEXTRON INC. OR ANY OF THEIR SUBSIDIARIES, (B) TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT (RULE "144A") THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (C) IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, OR (D) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE COMPANY'S AND THE TRUSTEE'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER (i)

          PURSUANT TO CLAUSE (D) PRIOR TO THE RESALE RESTRICTION TERMINATION DATE, TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM, AND (ii) IN EACH OF THE FOREGOING CASES, TO REQUIRE THAT A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THIS SECURITY IS COMPLETE AND DELIVERED BY THE TRANSFEROR TO THE TRANSFER AGENT. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF A HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE."

     Section 2.03. Notes Issuable in the Form of a Global Note. (a) Each Global Note shall bear a legend substantially to the following effect:

          "THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), OR A NOMINEE OF DTC. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN DTC OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE AND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY DTC TO A NOMINEE OF DTC OR BY A NOMINEE OF DTC TO DTC OR ANOTHER NOMINEE OF DTC.

          UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN."

     (b) Notwithstanding any other provision of this Section 2.03 or of Section 2.05, a Global Note may be transferred, in whole but not in part and in the manner provided in Section 2.05, only to the Depositary or another nominee of the Depositary for such Global Note, or to a successor Depositary for such Global

Note selected or approved by the Company or to a nominee of such successor Depositary. None of the Company, the Trustee nor any agent of the Company or the Trustee will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests of a Global Note or maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

     (c) (i) If at any time the Depositary notifies the Company that it is unwilling or unable to continue as Depositary or if at any time the Depositary shall no longer be eligible or in good standing under the Exchange Act or other applicable statute or regulation, the Company shall appoint a successor Depositary with respect to the Global Notes. If a successor Depositary is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such ineligibility, the Company will execute a Company Order for the authentication and delivery of Certificated Notes in exchange for such Global Note, and the Trustee, upon receipt of such Company Order, will authenticate and deliver Certificated Notes of like tenor and terms in definitive form in an aggregate principal amount equal to the principal amount of the Global Note in exchange for such Global Note.

     (ii) If an Event of Default shall have occurred and be continuing or an event shall have occurred which with the giving of notice or lapse of time or both, would constitute an Event of Default with respect to the Notes, the Trustee, upon receipt of a Company Order for the authentication and delivery of Certificated Notes in exchange for such Global Note, will authenticate and deliver Certificated Notes of like tenor and terms in definitive form in an aggregate principal amount equal to the principal amount of the Global Note in exchange for such Global Note.

     (iii) The Company may at any time and in its sole discretion and subject to the procedures of the Depositary determine that the Notes shall no longer be represented by such Global Note or Notes. In such event the Company will execute, and the Trustee, upon receipt of a Company Order for the authentication and delivery of Certificated Notes in exchange in whole or in part for such Global Note, will authenticate and deliver Certificated Notes of like tenor and terms in definitive form in an aggregate principal amount equal to the principal amount of such Global Note or Notes to be so exchanged for such Global Note or Notes.

     (iv) The Depositary may surrender the Global Note in exchange in whole or in part for Certificated Notes of like tenor and terms in definitive form on such terms as are acceptable to the Company and the Depositary. Thereupon the Company shall execute, and the Trustee, upon receipt of a Company Order for the authentication and delivery of Certificated Notes, shall authenticate and deliver, without service charge, (1) to each Person specified by the Depositary a new Certificated Note or Notes of like tenor and terms and of any authorized denomination as requested by such Person in aggregate principal amount equal to and in exchange for such Person's beneficial interest in the Global Note; and
(2) to the Depositary a new Global Note of like tenor and terms and in a denomination equal to the difference, if any, between the principal amount of the surrendered Global Note and the aggregate principal amount of Certificated Notes delivered to Holders thereof.

     (v) In any exchange provided for in any of the preceding four paragraphs, the Company will execute and the Trustee will, upon receipt of a Company Order for the authentication and delivery of Certificated Notes, authenticate and deliver Certificated Notes in definitive registered form in authorized denominations. Upon the exchange of a Global Note for Certificated Notes, such Global Note shall be cancelled by the Trustee. Certificated Notes issued in exchange for a Global Note pursuant to this Section 2.03 shall be registered in such names and in such authorized denominations as the Depositary for such Global Note, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee. The Trustee shall deliver such Certificated Notes to the Persons in whose names such Certificated Notes are so registered.

     Section 2.04. Execution, Authentication, Delivery and Dating. The Notes shall be executed on behalf of the Company by its chief executive officer, its president or one of its vice presidents. The signature of any of these officers on the Notes may be manual or facsimile.

     Notes bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Notes or did not hold such offices at the date of such Notes.

     At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Notes executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Notes, and the Trustee in accordance with the Company Order shall authenticate and deliver such Notes; provided, that the Trustee shall be entitled to receive an Officer's Certificate and an Opinion of Counsel of the Company in connection with such authentication of Notes.

     No Note shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Note a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual or facsimile signature, and such certificate upon any Note shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder and is entitled to the benefits of this Indenture.

     Section 2.05. Registration, Registration of Transfer and Exchange. The Company shall cause to be kept at one of its offices or agencies maintained pursuant to Section 10.02 or at the Corporate Trust Office of the Trustee a register (the register maintained in such office or in any other office or agency of the Company in a Place of Payment being herein sometimes referred to as the "NOTE REGISTER") in which, subject to Section 2.03 and to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Notes and of transfers of Notes. The Trustee initially is hereby appointed "NOTE REGISTRAR" for the purpose of registering Notes and transfers of Notes as herein provided. The Company may act as Note Registrar and may change or appoint a Note Registrar without prior notice to Holders. If and so long as the Trustee is not the Note Registrar, the Trustee shall have the right to inspect the Note Register during normal business hours.

     Subject to Section 2.03, upon surrender for registration of transfer of any Note at the office or agency in the Place of Payment, the Company shall execute, and the Trustee, upon receipt of a Company Order to do so, shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Notes, of any authorized denominations and of a like aggregate principal amount and tenor.

     Subject to Section 2.03, at the option of the Holder, Notes may be exchanged for other Notes, of any authorized denominations and of a like aggregate principal amount and tenor, upon surrender of the Notes to be exchanged at such office or agency. Whenever any Notes are so surrendered for exchange, the Company shall execute, and the Trustee shall, upon receipt of a Company Order to do so, authenticate and deliver, the Notes which the Holder making the exchange is entitled to receive.

     Subject to Section 2.03, all Notes issued upon any registration or transfer or exchange of Notes shall be valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Notes surrendered upon such registration of transfer or exchange.

     Every Note presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Note Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing.

     No service charge shall be made for any registration of transfer or exchange of Notes, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Notes, other than exchanges pursuant to Section 2.03, 9.04 or 11.07 not involving any transfer.

     The Company shall not be required (i) to issue, register the transfer of or exchange Notes during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of Notes selected for redemption and ending at the close of business on the day of such mailing, or
(ii) to register the transfer of or exchange any Note so selected for redemption in whole or in part, except the unredeemed portion of any Note being redeemed in part.

     Section 2.06. Mutilated, Destroyed, Lost and Stolen Notes. If there shall be delivered to the Company and the Trustee (i)(A) any mutilated Note or (B) evidence to their satisfaction of the destruction, loss or theft of any Note and
(ii) such security or indemnity as may be required by them to hold each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Note has been acquired by a bona fide purchaser, the Company shall execute and upon receipt of a Company Order to do so the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Note or in exchange for such mutilated Note, a new Note of like tenor and principal amount and bearing a number not contemporaneously outstanding.

     In case any such mutilated, destroyed, lost or stolen Note has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Note, pay such Note.

     Upon the issuance of any new Note under this Section 2.06, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

     Every new Note issued pursuant to this Section 2.06 in lieu of any destroyed, lost or stolen Note or in exchange for such mutilated Note, shall constitute an original additional contractual obligation of the Company, whether or not the mutilated, destroyed, lost or stolen Note shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Notes duly issued hereunder.

     The provisions of this Section 2.06 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

     Section 2.07. Defaulted Interest. Any interest on any Note which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "DEFAULTED INTEREST") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in clause (1) or (2) below:

          (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Notes (or their respective Predecessor Notes) are registered at the close of business on a special record date (a "SPECIAL RECORD DATE") for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Note and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder of Notes at his address as it appears in the Note Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Notes (or their respective Predecessor Notes) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following clause (2).

          (2) The Company may make payment of any Defaulted Interest on the Notes in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Notes may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

     For avoidance of doubt, Defaulted Interest shall not include Deferred Interest (including Additional Interest thereon) during any Deferral Period, but shall include Deferred Interest (including Additional Interest thereon) to the extent such Deferred Interest (including Additional Interest thereon) is not paid when due under the terms of this Indenture.

     Subject to the foregoing provisions of this section, each Note lawfully delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Note shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Note.

     Section 2.08. Persons Deemed Owners. The Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Note is registered as the owner of such Note for the purpose of receiving payment of principal of (and premium, if any) and (subject to Section 2.07) interest on such Note and for all other purposes whatsoever, whether or not such Note be overdue, and none of the Company, the Trustee or any agent of the Company or the Trustee shall be affected by notice to the contrary.

     Section 2.09. Cancellation. All Notes surrendered for payment, redemption, registration of transfer or exchange shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly cancelled by it. The Company may at any time deliver to the Trustee for cancellation any Notes previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Notes so delivered shall be promptly cancelled by the Trustee. No Notes shall be authenticated in lieu of or in exchange for any Notes cancelled as provided in this section, except as expressly permitted by this Indenture. The Trustee shall destroy cancelled Notes and deliver a certificate of such destruction to the Company.

                                    ARTICLE 3
                             REPAYMENT OF THE NOTES

     Section 3.01. Repayment. The Company shall, not more than 30 and not less than 15 days prior to each Repayment Date, notify the Trustee of the principal amount of Notes to be repaid on such date pursuant to Section 2.01(d), which notice shall have attached thereto the Notice of Repayment, which shall be given by the Trustee to the Holders as soon as practicable thereafter. If the Company anticipates that it will repay the Notes in part, and not in full, on any Repayment Date, the Company shall use its commercially reasonable efforts to deliver notice pursuant to this Section 3.01 to the Trustee 30 days prior to such Repayment Date.

     Section 3.02. Selection of Securities To Be Repaid. If less than all the Notes are to be repaid on any Repayment Date (unless such repayment affects only a single Note), the particular Notes to be repaid shall be selected not more than 30 days prior to such Repayment Date by the Trustee in accordance with
Section 11.03.

     The Trustee shall promptly notify the Company in writing of the Notes selected for partial repayment and the principal amount thereof to be repaid. For all purposes hereof, unless the context otherwise requires, all provisions relating to the repayment of Notes shall relate, in the case of any Note repaid or to be repaid only in part, to the portion of the principal amount of such Note which has been or is to be repaid. If the Company shall so direct, Notes registered in the name of the Company, any Affiliate or any Subsidiary thereof shall not be included in the Notes selected for repayment.

     Section 3.03. Notice of Repayment. Notice of repayment (each a "NOTICE OF REPAYMENT") shall be given by first-class mail, postage prepaid, mailed not earlier than the 30th day, and not later than the 15th day, prior to the Repayment Date, to each Holder of the Notes to be repaid, at the address of such Holder as it appears in the Security Register; provided that additional notices (each a "SUPPLEMENTAL NOTICE") may be given to the Holders specifying additional details relating to such repayment no later than the 10th day prior to the Repayment Date.

     Each Notice of Repayment, to the extent not specified thereafter by any applicable Supplemental Notice, shall identify the Notes to be repaid (including CUSIP number, if a CUSIP number has been assigned to the Notes) and shall state:

     (a) the Repayment Date, the price at which the Notes are to be repaid, and the amount of any accrued interest (including Additional Interest) thereon as of the Repayment Date;

     (b) if less than all Outstanding Notes are to be repaid, the identification (and, in the case of partial repayment, the respective principal amounts) of the particular Notes to be repaid;

     (c) that on the Repayment Date, the principal amount of the Notes to be repaid shall become due and payable upon each such Note or portion thereof, and that interest thereon shall cease to accrue on and after said date; and

     (d) the place or places where such Notes are to be surrendered for payment of the principal amount thereof.

     Notice of Repayment shall be given by the Trustee in the name and at the expense of the Company and shall be irrevocable. The notice if mailed in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the Holder receives such notice. In any case, a failure to give such notice by mail or any defect in the notice to the Holder of any Notes designated for repayment as a whole or in part shall not affect the validity of the proceedings for the repayment of any other Notes.

     Section 3.04. Deposit of Repayment Amount. Prior to 10:00 a.m. New York City time on the Repayment Date specified in the Notice of Repayment, the Company shall deposit with the Trustee or with one or more Paying Agents (or if the Company is acting as its own Paying Agent, the Company shall segregate and hold in trust as provided in Section 10.03) an amount of money sufficient to pay the principal amount of, and any accrued interest (including Additional Interest thereon) on, all the Notes which are to be repaid on that date.

     Section 3.05. Payment of Notes Subject to Repayment. If any Notice of Repayment has been given, the Notes or portion of the Notes with respect to which such notice has been given, or if any Supplemental Notice is given which identifies the particular Notes to be repaid, the Notes or portion thereof so identified, shall become due and payable on the date and at the place or places stated in such notice. On presentation and surrender of such Notes at a Place of Payment in said notice specified, the Notes or the specified portion thereof shall be paid by the Company at their principal amount, together with accrued interest (including any Additional Interest thereon) to the Repayment Date.

     Upon presentation of any Note repaid in part only, the Company shall execute and the Trustee, upon receipt of a Company Order to do so, shall authenticate and make available for delivery to the Holder thereof, at the expense of the Company, a new Note or Notes, of authorized denominations, in aggregate principal amount equal to the portion of the Note not repaid and so presented and having the same date of original issuance, Stated Maturity and terms.

     If any Note called for repayment shall not be so paid upon surrender thereof, the principal of such Note shall, until paid, bear interest from the Repayment Date at the rate prescribed therefore in the Note.

                                    ARTICLE 4
                           SATISFACTION AND DISCHARGE

     Section 4.01. Satisfaction and Discharge of Indenture. This Indenture shall upon Company Request cease to be of further effect with respect to the Notes (except as to (i) any surviving rights of registration of transfer or exchange of Notes herein expressly provided for, (ii) rights hereunder of Holders to receive payments of principal of, and premium, if any, and interest on, Notes, and other rights, duties and obligations of the Holders as beneficiaries hereof with respect to the amounts, if any, so deposited with the Trustee and (iii) the rights, obligations and immunities of the Trustee hereunder), and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture with respect to the Notes, when:

     (1) either:

               (A) all Notes theretofore authenticated and delivered (other than (i) Notes which have been mutilated, destroyed, lost or stolen and which have been replaced or paid as provided in Section 2.06 and (ii) Notes for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 10.03) have been delivered to the Trustee for cancellation; or

               (B) all Notes not theretofore delivered to the Trustee for cancellation have become due and payable and the Company has deposited or caused to be deposited with the Trustee as trust funds in trust

                    (i) money in U.S. dollars in an amount sufficient, or

                    (ii) (a) U.S. Government Obligations which through the
               payment of interest and principal in respect thereof in accordance with their terms will provide not later than one day before the due date of any payment referred to in clause (B) of this subparagraph money in an amount, or (b) a combination of such money and such U.S. Government Obligations, sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge the entire indebtedness on the Notes not theretofore delivered to the Trustee for cancellation, for principal (and premium, if any) and interest to the date of such deposit (in the case of Notes which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

     (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

     (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with and no deposit made under this Section was made in violation of Section 12.02; provided, that, such Opinion of Counsel need not include an opinion as to the sufficiency of the funds deposited in trust and delivered to the Trustee pursuant to this Section 4.01.

     Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 6.06, and, if money or U.S. Government Obligations shall have been deposited with the Trustee pursuant to subclause (B) of clause (1) of this Section 4.01, the obligations of the Trustee under Section 4.02 and the next to last paragraph of Section 10.03, shall survive.

     Section 4.02. Application of Trust Funds; Indemnification. Subject to the provisions of the second to last paragraph of Section 10.03, all money or U.S.

Government Obligations deposited with the Trustee pursuant to Section 4.01 and all money received by the Trustee in respect of U.S. Government Obligations deposited with the Trustee pursuant to Section 4.01 shall be held in trust and applied by it, in accordance with the provisions of the Notes and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal (and premium, if any) and interest for whose payment such money has been deposited with or received by the Trustee, but such money need not be segregated from other funds except to the extent required by law.

     (a) The Company shall pay and shall indemnify the Trustee against any tax, fee or other charge imposed on or assessed against U.S. Government Obligations deposited pursuant to Section 4.01, or the interest and principal received in respect of such obligations other than any amount payable by or on behalf of Holders.

     (b) The Trustee shall deliver or pay to the Company from time to time upon Company Request any U.S. Government Obligations or money held by it as provided in Section 4.01 which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee (which may be the same opinions given to the Trustee pursuant to said Section), is then in excess of the amount thereof which then would have been required to be deposited for the purpose for which such obligations or money was deposited or received. Such accounting opinion shall not be required once all amounts outstanding under the Notes and due under this Indenture have been paid in full.

                                    ARTICLE 5
                                    REMEDIES

     Section 5.01. Events of Default. "EVENT OF DEFAULT" whenever used herein means any one of the following events:

                    (1) the failure to pay Deferred Interest (including Additional Interest thereon) in full on any Note for a period of 30 days after the conclusion of a ten-year period following the first day of the applicable Deferral Period; or

                    (2) the failure to pay the principal of (or premium, if any, on) any Note when due and payable, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise; or

                    (3) the Support Agreement ceases to be in full force and effect for any reason or is amended or modified in any manner unless
          (i) prior to its termination or amendment, the Rating Agencies then rating the Notes confirm that they will not downgrade the Notes or place the Notes on what is commonly referred to as a "watch list" for possible downgrading, as a result of the termination or amendment of the Support Agreement or (ii) the termination or amendment is as a result of another Person's assumption of the Notes and the senior debt securities of the Person assuming the Notes are rated by each Rating Agency then rating the Notes immediately following such assumption at a rating equal to or greater than the rating assigned to the Company's senior debt securities by each such Rating Agency prior to the announcement of the transaction that gave rise to such assumption;

                    (4) a court having jurisdiction in the premises shall enter a decree or order for relief in respect of the Company in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of the Company or for any substantial part of its property or ordering the winding up or liquidation of its affairs, and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or

                    (5) the Company shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or consent to the entry of an order for relief in an involuntary case under any such law, or consent to the appointment or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of the Company or for any substantial part of its property, or make any general assignment for the benefit of creditors.

     Section 5.02. Acceleration of Maturity: Rescission and Annulment. If an Event of Default (other than an Event of Default under Section 5.01(4) or (5)) occurs and is continuing, then in every such case the Trustee or the Holders of at least 25% in aggregate principal amount of the Outstanding Notes may declare the principal amount of, and accrued interest (including Additional Interest thereon) on, all the Notes to be due and payable immediately, by a notice in writing to the

Company (and to the Trustee if given by Holders), and upon any such declaration such principal amount (or specified amount) shall become immediately due and payable.

     In case of an Event of Default under Section 5.01(4) or (5) which occurs and is continuing with respect to the Notes, then all unpaid principal of, and accrued interest (including Additional Interest thereon) on, all such Outstanding Notes shall become immediately due and payable without any notice or other action on the part of the Trustee or the Holders of any Notes.

     At any time after such a declaration of acceleration with respect to the Notes has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in aggregate principal amount of the Outstanding Notes, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if

     (1) the Company has paid or deposited with the Trustee a sum sufficient to pay

          (A) all overdue interest on the Notes,

          (B) the principal of (and premium, if any, on) any Notes which have become due otherwise than by such declaration of acceleration and interest thereon at the rate or rates prescribed therefor in the Notes,

          (C) to the extent that payment of such interest is lawful, interest on overdue interest at the rate or rates prescribed therefor in the Notes, and

          (D) all sums paid or advanced by the Trustee and any predecessor Trustee hereunder and all sums due the Trustee and any predecessor Trustee under Section 6.06; and

     (2) all Events of Default with respect to the Notes, other than the non-payment of the principal of the Notes that have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 5.13.

     No such rescission shall affect any subsequent default or impair any right consequent thereon.

     Section 5.03. Enforcement Events. The term "ENFORCEMENT EVENT" whenever used herein means any one of the following events:

                    (1) default by the Company in the observance, satisfaction or performance of any of the covenants or agreements contained in this Indenture (other than a covenant or agreement in respect of the Notes a default in whose observance, satisfaction or performance is elsewhere in this Section or in Section 5.01 specifically dealt with) on the part of the Company in respect of the Notes continued for a period of 60 days after the date on which written notice of such failure, requiring the Company to remedy the same and stating that it is a "Notice of Enforcement Event" hereunder, shall have been given to the Company by the Trustee by registered mail, or to the Company and the Trustee by the Holders of at least a majority in the aggregate principal amount of the Notes at the time Outstanding; or

                    (2) unless the Replacement Capital Obligation shall have terminated in accordance with Section 2.01(d) and except under the circumstances set forth in Section 2.01(d)(viii), the Company's failure to use Commercially Reasonable Efforts to raise sufficient proceeds from the issuance of Qualifying Capital Securities to redeem the Notes in full in connection with the redemption of the Notes on a Repayment Date; or

                    (3) the Company's failure to pay interest on the Notes in accordance with the Alternative Payment Mechanism as required herein.

     If any Enforcement Event with respect to the Notes occurs and is continuing, the Trustee may in its discretion, or at the request of the Holders of at least a majority in principal amount of the Outstanding Notes after such Holders have provided the Trustee with reasonable indemnity or security as contemplated by Article VI shall, subject to Article VI, proceed to protect and enforce its rights and the rights of the Holders of Notes by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

     Notwithstanding anything herein to the contrary, the Trustee shall have no responsibility, including any right or obligation to exercise remedies, with respect to a default by the Company with respect to any covenant contained herein, other than a covenant the violation of which constitutes, or with the giving of notice or the passage of time or both, would constitute, an Event of Default or an Enforcement Event; provided, that nothing in this paragraph shall impair the right of the Trustee to enforce the Company's obligations hereunder with respect to the Trustee's compensation, reimbursement of expenses and advances and indemnities.

     Section 5.04. Trustee May File Proofs of Claim. In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or the property of the Company or its creditors, the Trustee (irrespective of whether the principal of the Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal, premium or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise:

          (i) to file and prove a claim for the whole amount of principal (and premium, if any) and interest owing and unpaid in respect of the Notes and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders allowed in such judicial proceeding; and

          (ii) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 6.06.

     Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

     Section 5.05. Trustee May Enforce Claims Without Possession of Notes. All rights of action and claims under this Indenture or the Notes may be prosecuted and enforced by the Trustee without the possession of any of the Notes or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Notes in respect of which such judgment has been recovered.

     Section 5.06. Application of Money Collected. Any money collected by the Trustee pursuant to this article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal (or premium, if any) or interest, upon presentation of the

Notes and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

     FIRST: To the payment of all amounts due the Trustee and each predecessor Trustee under Section 6.06;

     SECOND: Subject to Article 12, to the payment of the amounts then due and unpaid for principal of (and premium, if any) and interest on the Notes in respect of which or for the benefit of which such money has been collected ratably, without preference or priority of any kind, according to the amounts due and payable on such Notes for principal (and premium, if any) and interest, respectively; and

     THIRD: To the Company.

     Section 5.07. Limitation on Suits. No Holder of any Note shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

     (1) an Event of Default or Enforcement Event shall have occurred and be continuing, and such Holder has previously given written notice to the Trustee of such continuing Event of Default or Enforcement Event, as the case may be;

     (2) the Holders of not less than 25% in principal amount of the Outstanding Notes in the case of an Event of Default, or a majority in principal amount of the Outstanding Notes in the case of an Enforcement Event, shall have made written request to the Trustee to institute proceedings in respect of such Event of Default or Enforcement Event, as the case may be, in its own name as Trustee hereunder;

     (3) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

     (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

     (5) in the case of an Event of Default, no direction inconsistent with such request shall have been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Notes;

it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other of such Holders, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all such Holders.

     Section 5.08. Unconditional Right of Holders to Receive Principal, and Interest. Notwithstanding any other provision in this Indenture, the Holder of any Note shall have the right, which is absolute and unconditional, to receive payment of the principal of (and premium, if any) and (subject to Section 2.07 and to the limitation as to interest specified in Section 2.01(g)(iv)) interest on such Note on the Stated Maturity expressed in such Note (or, in the case of redemption, on the Redemption Date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

     Section 5.09. Restoration of Rights and Remedies. If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

     Section 5.10. Rights and Remedies Cumulative. Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes in the last paragraph of Section 2.06, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

     Section 5.11. Delay or Omission Not Waiver. No delay or omission of the Trustee or of any Holder of any Notes to exercise any right or remedy accruing upon any Event of Default or Enforcement Event shall impair any such right or remedy or constitute a waiver of any such Event of Default or Enforcement Event or any acquiescence therein. Every right and remedy given by this article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

     Section 5.12. Control by Holders. The Holders of a majority in principal amount of the Outstanding Notes shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee with respect to the Notes, provided, however, that

                    (1) such direction shall not be in conflict with any rule of law or with this Indenture, expose the Trustee to personal liability or be unduly prejudicial to Holders not joining therein; and

                    (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

     Nothing in this Indenture shall impair the right of the Trustee to take any other action deemed proper by the Trustee which is not inconsistent with such direction.

     Section 5.13. Waiver of Past Defaults. The Holders of not less than a majority in principal amount of the Outstanding Notes may on behalf of the Holders of all the Notes waive any past default hereunder and its consequences, except that the consent of the Holders of all of the Notes is required to waive a default:

                    (1) in the payment of the principal of (or premium, if any) or interest on any Note; or

                    (2) in respect of a covenant or provision hereof which under this Indenture cannot be modified or amended without the consent of the Holder of each Outstanding Note.

     Upon any such waiver, such default shall cease to exist, and any Event of Default or Enforcement Event arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

     Section 5.14. Undertaking for Costs. All parties to this Indenture agree, and each Holder of any Note by its acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section 5.14 shall not apply to any suit instituted by the Company, to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in principal amount of the Outstanding Notes, or to any suit instituted by any Holder for the enforcement of the payment of the principal of (or premium, if any) or interest on any Notes on or after the Stated Maturity expressed in such Note (or, in the case of redemption, on or after the Redemption Date).

     Section 5.15. Waiver of Stay or Extension Laws. The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

     Section 5.16. Notice of Defaults. Within 60 days after the occurrence of any default hereunder with respect to the Notes, the Trustee shall transmit by mail to all Holders of Notes, as their names and addresses appear in the Note Register, notice of such default hereunder known to the Trustee, unless such default shall have been cured or waived; provided, however, that, except in the case of a default in the payment of the principal of (or premium, if any), or interest (including Additional Interest) on, any Note, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors or Responsible Officers of the Trustee in good faith determines that the withholding of such notice is in the interest of the Holders of Notes. For the purpose of this
Section 5.16, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default or Enforcement Event.

                                    ARTICLE 6
                                   THE TRUSTEE

     Section 6.01. Duties and Responsibilities of Trustee. With respect to the Holders of the Notes issued hereunder, the Trustee, prior to the occurrence of an Event of Default or an Enforcement Event with respect to the Notes and after the curing or waiving of all Events of Default or Enforcement Events which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Indenture. In case an Event of Default or an Enforcement Event with respect to the Notes has occurred (which has not been cured or waived) the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

     No provision of this Indenture shall be construed to relieve the Trustee from liability for its own grossly negligent action, its own grossly negligent failure to act, or its own willful misconduct, except that:

                    (1) prior to the occurrence of an Event of Default or an Enforcement Event with respect to the Notes and after the curing or waiving of all Events of Default or Enforcement Events which may have occurred: (a) the duties and obligations of the Trustee with respect to the Notes shall be determined solely by the express provisions of this Indenture, and the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and (b) in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture;

                    (2) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer or Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

                    (3) the Trustee shall not be liable with respect to any action taken, omitted or suffered to be taken by it in good faith in accordance with the direction of the holders of Notes pursuant to
          Section 5.12 relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture with respect to Notes; and

                    (4) none of the provisions of this Indenture shall be construed as requiring the Trustee to expend or risk its own funds or otherwise to incur any personal financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if there shall be reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

     Section 6.02. Reliance on Documents, Opinions, etc. Subject to the provisions of Section 6.01:

     (1) the Trustee may rely and shall be protected in acting or refraining from acting upon any Board Resolution, Officers' Certificate, statement, instrument, Opinion of Counsel, opinion, report, notice, request, direction, consent, order, or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

     (2) any request, direction, order or demand of the Company mentioned herein shall be sufficiently evidenced by an instrument signed in the name of the Company by the chief executive officer, its president or one of its vice presidents or its secretary, assistant secretary, treasurer or assistant treasurer (unless other evidence in respect thereof be herein specifically prescribed); and any resolution of the Board of Directors may be evidenced to the Trustee by a copy thereof certified by the Secretary, an Assistant Secretary or an attesting secretary of the Company (unless other evidence in respect thereof be herein specifically prescribed);

     (3) the Trustee may consult with counsel and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, omitted or suffered to be taken by it hereunder in good faith and in accordance with such Opinion of Counsel;

     (4) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request, order or direction of any of the Holders, pursuant to the provisions of this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred therein or thereby;

     (5) the Trustee shall not be liable for any action taken, omitted or suffered by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture;

     (6) the Trustee shall not be bound to make any inquiry or investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, note or other paper or document unless requested in writing so to do by the Holders of a majority in aggregate principal amount of the Outstanding Notes; provided, however, that if the payment within a reasonable time to the Trustee of the costs and expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security conferred upon it by the terms of this Indenture, the Trustee may require reasonable indemnity against such costs, expenses or liabilities as a condition to so proceeding; and the reasonable expense of such investigation shall be paid by the Company, or, if paid by the Trustee, shall be repaid by the Company upon demand; and

     (7) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys, and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder.

     Section 6.03. No Responsibility for Recitals, etc. The recitals contained herein and in the Notes shall be taken as the statements of the Company (except in the Trustee's certificates of authentication), and the Trustee assumes no responsibility for the correctness of the same. The Trustee makes no representations as to the validity or sufficiency of this Indenture or the Notes, provided that the Trustee shall not be relieved of its duty to authenticate Notes only as authorized by this Indenture. The Trustee shall not be accountable for the use or application by the Company of any of the Notes or of the proceeds thereof.

     Section 6.04. Ownership of Notes. The Trustee and any agent of the Company or of the Trustee, in its individual or any other capacity, may become the owner or pledgee of Notes with the same rights it would have if it were not Trustee or such agent.

     Section 6.05. Moneys to be Held in Trust. Subject to the provisions of
Section 10.03 hereof, all moneys received by the Trustee or any paying agent shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated from other funds except to the extent required by law. Neither the Trustee nor any paying agent shall be under any liability for interest on any moneys received by it hereunder except such as it may agree with the Company to pay thereon. So long as no Event of Default shall have occurred and be continuing, all interest allowed on any such moneys shall be paid from time to time upon the written order of the Company, signed by its chief executive officer, its president, one of its vice presidents, its treasurer or its comptroller.

     Section 6.06. Compensation and Expenses of Trustee. The Company covenants and agrees to pay to the Trustee from time to time, and the Trustee shall be entitled to, reasonable compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) and, except as otherwise expressly provided, the Company will pay or reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any of the provisions of this Indenture (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ) except any such expense, disbursement or advance as may arise from its gross negligence or bad faith. If any property other than cash shall at any time be subject to the lien of this Indenture, the Trustee, if and to the extent authorized by a receivership or bankruptcy court of competent jurisdiction or by the supplemental instrument subjecting such property to such lien, shall be entitled to make advances for the purpose of preserving such property or of discharging tax liens or other prior liens or encumbrances thereon. The obligations of the Company under this Section

6.06 to compensate and under Section 6.07 to indemnify the Trustee and to pay or reimburse the Trustee for expenses, disbursements and advances shall constitute additional indebtedness hereunder and shall survive the satisfaction and discharge of this Indenture. Such additional indebtedness shall be secured by a lien prior to that of the Notes upon all property and funds held or collected by the Trustee as such, except funds held in trust for the benefit of the Holders of particular Notes. In the event (i) a court having jurisdiction in the premises shall enter a decree or order for relief in respect of the Company in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of the Company or for any substantial part of its property or ordering the winding up or liquidation of its affairs, or (ii) the Company shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or consent to the entry of an order for relief in an involuntary case under any such law, or consent to the appointment or taking possession by a receiver, liquidator, assignee, custodian, trustee (or similar official) of the Company or for any substantial part of its property, then the obligations of the Company to compensate and indemnify the Trustee and to pay or reimburse the Trustee for expenses, disbursements and advances shall be allowed as "administrative expenses" pursuant to Section 503 of the United States Bankruptcy Code, as amended (the "Code").

     Section 6.07. Indemnification. The Company shall indemnify, defend and hold harmless the Trustee and its officers, directors, employees, representatives and agents, from and against and reimburse the Trustee for any and all claims, expenses, obligations, liabilities, losses, damages, injuries (to person, property, or natural resources), penalties, stamp or other similar taxes, actions, suits, judgments, reasonable costs and expenses (including reasonable attorney's fees and expenses) of whatever kind or nature regardless of their merit, demanded, asserted or claimed against the Trustee directly or indirectly relating to, or arising from, claims against the Trustee by reason of its participation in the transactions contemplated hereby, including without limitation any actions taken by the Trustee in its capacity as Calculation Agent, Note Registrar, Paying Agent and/or Authentication Agent, including without limitation all reasonable costs required to be associated with claims for damages to persons or property, and reasonable attorneys' and consultants' fees and expenses and court costs except to the extent caused by the Trustee's gross negligence or willful misconduct. The provisions of this Section 6.07 shall survive the termination of this Agreement or the earlier resignation or removal of the Trustee.

     Section 6.08. Officers' Certificate as Evidence. Subject to the provisions of Sections 6.01 and 6.02, whenever in the administration of the provisions of this Indenture the Trustee shall deem it necessary or desirable that a matter be proved or established prior to taking, omitting or suffering any action to be taken hereunder, such matter (unless other evidence in respect thereof be herein specifically prescribed) may, in the absence of gross negligence or bad faith on the part of the Trustee, be deemed to be conclusively proved and established by an Officers' Certificate delivered to the Trustee, and such certificate, in the absence of gross negligence or bad faith on the part of the Trustee, shall be full warrant to the Trustee for any action taken, omitted or suffered by it under the provisions of this Indenture upon the faith thereof.

     Section 6.09. Eligibility of Trustee. The Trustee hereunder shall at all times be a corporation organized and doing business under the laws of the United States or any state, which (a) is authorized under such laws to exercise corporate trust powers and (b) is subject to supervision or examination by Federal or State authority and (c) shall have at all times a combined capital and surplus of not less than $50,000,000. If such corporation publishes reports of condition at least annually, pursuant to law, or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this
Section 6.09, the combined capital and surplus of such corporation at any time shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 6.09, the Trustee shall resign immediately in the manner and with the effect specified in
Section 6.10.

     Section 6.10. Resignation or Removal of Trustee. The Trustee, or any trustee or trustees hereafter appointed, may at any time resign by giving written notice of resignation to the Company and by mailing notice thereof to the Holders of the Notes at their addresses as they shall appear in the Note Register. Upon receiving such notice of resignation, the Company shall promptly appoint a successor trustee or trustees by written instrument, in duplicate, executed by order of the Board of Directors, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee. If no successor trustee shall have been so appointed and have accepted appointment within 60 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee, or any Holder who has been a bona fide holder of a Note or Notes for at least six months may, subject to the provisions of Section 6.09, on behalf of himself and all others similarly situated, petition any such court for the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, appoint a successor trustee.

     In case at any time any of the following shall occur --

     (1) the Trustee shall have a "conflicting interest," as defined in Section 310(b) of the Trust Indenture Act, and shall fail to comply with the provisions of Section 310(b) of the Trust Indenture Act as if such Section were set forth in this Indenture after written request therefor by the Company or by any Holder who has been a bona fide holder of a Note or Notes for at least six months, or

     (2) the Trustee shall cease to be eligible in accordance with the provisions of Section 6.09 and Section 310(a) of the Trust Indenture Act as if such Section were set forth in this Indenture and shall fail to resign after written request therefor by the Company or by any such Holder, or

     (3) the Trustee shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation --

then, in any such case, (x) the Company may remove the Trustee and appoint a successor trustee by written instrument, in duplicate, executed by order of the Board of Directors, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee, or, (y) subject to the provisions of Section 315(e) of the Trust Indenture Act as if such Section were set forth in this Indenture, any Holder who has been a bona fide holder of a Note or Notes for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, remove the Trustee and appoint a successor trustee.

     Any resignation or removal of the Trustee and any appointment of a successor trustee pursuant to any of the provisions of this Section 6.10 shall become effective upon acceptance of appointment by the successor trustee as provided in Section 6.11.

     No predecessor Trustee shall be liable for the acts or omissions of any successor Trustee.

     Section 6.11. Acceptance by Successor Trustee. Any successor trustee appointed as provided in Section 6.10 shall execute, acknowledge and deliver to the Company and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as trustee herein; but, nevertheless, on the written request of the Company or of the successor trustee, the trustee ceasing to act shall, upon payment (or due provision therefor) of any amounts then due it pursuant to the provisions of Section 6.06, execute and deliver an instrument transferring to such successor trustee all the rights and powers of the trustee so ceasing to act. Upon request of any such successor trustee, the Company shall execute any and all instruments in writing in order more fully and certainly to vest in and confirm to such successor trustee all such rights and powers. Any trustee ceasing to act shall, nevertheless, retain a lien upon all property or funds held or collected by such trustee to secure any amounts then due it pursuant to the provisions of Section 6.06.

     No successor trustee shall accept appointment as provided in this Section
6.11 unless at the time of such acceptance such successor trustee shall be eligible under the provisions of Section 6.09.

     Upon acceptance of appointment by a successor trustee as provided in this
Section 6.11, the Company shall mail notice of the succession of such trustee hereunder to the holders of Notes at their addresses as they shall appear in the Note Register. If the Company fails to mail such notice within ten days after the acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Company.

     Section 6.12. Succession by Merger, etc.

     Any Person into which the Trustee may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any Person succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor to the Trustee hereunder, provided such Person shall be eligible under the provisions of Section 6.09, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

     In case at the time such successor to the Trustee shall succeed to the trust created by this Indenture, any of such Notes shall have been authenticated but not delivered, any such successor to the Trustee by merger, conversion or consolidation may adopt the certificate of authentication of any predecessor trustee, and deliver such Note so authenticated; and in case at that time any of such Notes shall not have been authenticated, any successor to the Trustee may authenticate such Notes either in the name of such successor to the Trustee or, if such successor to the Trustee is a successor by merger, conversion or consolidation the name of any predecessor hereunder; and in all such cases such certificate shall have the full force which it is anywhere in such Notes or in this Indenture provided that the certificate of the Trustee shall have.

     Section 6.13. Appointment of Authenticating Agent. The Trustee may appoint an Authenticating Agent or Agents which shall be authorized to act on behalf of the Trustee to authenticate Notes issued upon original issue and upon exchange, registration of transfer, partial conversion or partial redemption or repayment or pursuant to Section 2.06, and Notes so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Notes by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and shall at all times be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by Federal or State authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section. Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

     An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company and shall mail written notice of such appointment by first-class mail, postage prepaid, to all Holders as their names and addresses appear in the Note Register. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

     The Company agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section.

     If an appointment is made pursuant to this Section, the Notes may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternative certificate of authentication in the following form:

     "This is one of the Notes referred to in the within-mentioned Indenture.

DEUTSCHE BANK NATIONAL TRUST COMPANY
FOR DEUTSCHE BANK TRUST COMPANY AMERICAS, as Trustee


By:
    ---------------------------------
    As Authenticating Agent


By:
    ---------------------------------
    Authorized Signatory"

     Section 6.14. Patriot Act. The parties hereto acknowledge that in accordance with Section 326 of the USA Patriot Act, the Trustee, like all financial institutions and in order to help fight the funding of terrorism and money laundering, is required to obtain, verify, and record information that identifies each person or legal entity that establishes a relationship or opens an account with Deutsche Bank Trust Company Americas. The Company agrees agree that it will provide the Trustee with such information as the Trustee may reasonably request in order for the Trustee to satisfy the requirements of the USA Patriot Act.

                                    ARTICLE 7
                HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

     Section 7.01. Company to Furnish Trustee Names and Addresses of Holders. From and after the time that any Notes are not represented by one or more Global Notes, the Company will furnish or cause to be furnished to the Trustee:

     (a) semi-annually, not more than fifteen days after each Regular Record Date, or, at such time as interest on the Notes is payable quarterly, not more than fifteen days after such semi-annual dates as may be specified by the Trustee, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders as of such Regular Record Date or such semi-annual date, as the case may be; and

     (b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

provided, however, that so long as the Trustee is the Note Registrar, no such list need be furnished.

     Section 7.02. Preservation of Information; Communications to Holders. (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 7.01 and the names and addresses of Holders received by the Trustee in its capacity as Note Registrar. The Trustee may destroy any list furnished to it as provided in Section 7.01 upon receipt of a new list so furnished.

     (b) If three or more Holders (herein referred to as "APPLICANTS") apply in writing to the Trustee, and furnish to the Trustee reasonable proof that each such applicant has owned a Note for a period of at least six months preceding the date of such application, and such application states that the applicants desire to communicate with other Holders with respect to their rights under this Indenture or under the Notes and is accompanied by a copy of the form of proxy or other communication which such applicants propose to transmit, then the Trustee shall, within five Business Days after the receipt of such application, at the direction of the Company, either

          (i) afford such applicants access to the information preserved at the time by the Trustee in accordance with Section 7.02(a), or

          (ii) inform such applicants as to the approximate number of Holders whose names and addresses appear in the information preserved at the time by the Trustee in accordance with Section 7.02(a) and as to the approximate cost of mailing to such Holders the form of proxy or other communication, if any, specified in such application.

     If the Company shall elect not to afford such applicants access to such information, the Trustee, upon receipt of a Company Order, shall, upon the written request of such applicants, mail to each Holder whose name and address appear in the information preserved at the time by the Trustee in accordance with Section 7.02(a) a copy of the form of proxy or other communication which is specified in such request, with reasonable promptness after a tender to the Trustee of the material to be mailed and of payment, or provision for the payment, of the reasonable expenses of mailing, unless within five days after such tender the Company shall mail to such applicants and file with a court of competent jurisdiction, together with a copy of the material to be mailed, a written statement to the effect that, in the opinion of the Company, such mailing would be contrary to the best interest of the Holders or would be in violation of applicable law. Such written statement shall specify the basis of such opinion. If such court, after opportunity for a hearing upon the objections specified in the written statement so filed, shall enter an order refusing to sustain any of such objections or if, after the entry of an order sustaining one or more of such objections, such court shall find, after notice and opportunity for hearing, that all the objections so sustained have been met and shall enter an order so declaring, the Trustee shall mail copies of such material to all such Holders with reasonable promptness after the entry of such order and the renewal of such tender; otherwise the Trustee shall be relieved of any obligation or duty to such applicants respecting their application.

     (c) Every Holder of Notes, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of either of them shall be held accountable by reason of the disclosure


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

of any such information as to the names and addresses of the Holders in accordance with Section 7.02(b), regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under Section 7.02(b).

     (d) Subject to Sections 6.01 and Section 7.02(a), (b) and (c), if the Company or any other Person (other than the Trustee) shall desire to communicate with Holders of Notes to solicit or obtain from them any proxy, consent, authorization, waiver, approval of a plan of reorganization, arrangement or readjustment or other action ("HOLDER ACTION"), the Trustee shall have no duty to participate in such communication or solicitation or the processing of responses in any manner except (i) to furnish the rules and regulations and to perform the functions referred to in Section 1.04 and (ii) to receive (A) the instruments evidencing the Holder Action together with (B) the Officers' Certificate and Opinion of Counsel referred to below. The Company hereby covenants that any and all communications and solicitations distributed by it in connection with any Holder Action will comply in all material respects with applicable law, including without limitation applicable law concerning adequacy of disclosure. The Trustee shall have no responsibility for the accuracy or completeness of any materials circulated to solicit any Holder Action nor for any related communications nor for the compliance thereof with applicable law. No Holder Action shall become effective until the Trustee shall have received from the Company or other person who solicited the Holder Action the instruments evidencing such Holder Action.

     (e) The Depositary may grant proxies and otherwise authorize its participants which own the Global Notes to give or take any Act which a Holder is entitled to take under this Indenture; provided, however, that the Depositary has delivered a list of such participants to the Trustee.

     Section 7.03. Reports by Trustee. (a) Within 60 days after June 1 of each year commencing with the first June 1 following the date of this Indenture, the Trustee shall transmit by mail to all Holders, as their names and addresses appear in the Note Register, a brief report dated as of such June 1, to the extent required by Section 3.13(a) of the Trust Indenture Act as if such Section were set forth in this Indenture.

     (b) The Trustee shall comply with Sections 3.13(b) and 3.13(c) of the Trust Indenture Act as if such Sections were set forth in this Indenture.

     (c) A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with the Company.

     Section 7.04. Reports By Company. The Company shall:

     (1) file with the Trustee, within 15 days after the Company files the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Company may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Exchange Act; and

     (2) file with the Trustee and the Commission, in accordance with the rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Company with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations, if any.

     Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee's receipt of such shall not constitute notice or constructive notice of any information contained therein or determinable from information contained therein, including the Company's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely conclusively on an Officers' Certificate).

                                    ARTICLE 8
                                SUCCESSOR COMPANY

     Section 8.01. Company May Not Consolidate, etc., Except Under Certain Conditions. The Company covenants that it will not merge or consolidate with any other Person or sell, convey, transfer or otherwise dispose of all or substantially all of its assets to any other Person, unless (i) either the Company shall be the continuing corporation, or the successor Person (if other than the Company) shall be a corporation or a limited liability company organized and existing under the laws of the United States of America or a state thereof or the District of Columbia and such corporation or limited liability company, as the case may be, shall expressly assume the due and punctual payment of the principal of, and premium, if any, and interest on the Notes according to their tenor, and the due and punctual performance and observance of all of the covenants and conditions of this Indenture to be performed by the Company by supplemental indenture in form satisfactory to the Trustee, executed and delivered to the Trustee by such corporation or limited liability company, as the case may be; and (ii) immediately after giving effect to such merger or consolidation, or such sale, conveyance, transfer or other disposition, no Event of Default and no event which, after notice or lapse of time or both, would become an Event of Default will have occurred and is continuing; provided, however, that notwithstanding the foregoing, the Company may consolidate or merge with or into any of its wholly-owned direct or indirect subsidiaries. In the event of any such merger, consolidation, sale, conveyance (other than by way of lease), transfer or other disposition, the predecessor company may be dissolved, wound up and liquidated at any time thereafter.

     Section 8.02. Successor Company or Limited Liability Company to be Substituted. In case of any such merger, consolidation, sale, conveyance (other than by way of lease), transfer or other disposition, and upon any such assumption by the successor corporation or limited liability company, such successor corporation or limited liability company shall succeed to and be substituted for the Company, with the same effect as if it had been named herein as the Company, and the Company shall be relieved of any further obligation under this Indenture and under the Notes. Such successor corporation or limited liability company thereupon may cause to be signed, and may issue either in its own name or in the name of Textron Financial Corporation, any or all of the Notes issuable hereunder which theretofore shall not have been signed by the Company and delivered to the Trustee; and, upon the order of such successor corporation or limited liability company, instead of the Company, and subject to all the terms, conditions and limitations in this Indenture prescribed, the Trustee shall authenticate and shall deliver any Notes which previously shall have been signed and delivered by the officers of the Company to the Trustee for authentication, and any Notes which such successor corporation or limited liability company thereafter shall cause to be signed and delivered to the Trustee for that purpose. All the Notes so issued shall in all respects have the same legal rank and benefit under this Indenture as the Notes theretofore or thereafter issued in accordance with the terms of this Indenture as though all of such Notes had been issued at the date of the execution hereof.

     In case of any such merger, consolidation, sale, conveyance, transfer or other disposition, such changes in phraseology and form (but not in substance) may be made in the Notes thereafter to be issued as may be appropriate.

     Section 8.03. Documents to be Given Trustee. The Trustee, subject to the provisions of Sections 6.01 and 6.02, may receive an Officers' Certificate and an Opinion of Counsel as conclusive evidence that any such consolidation, merger, sale, conveyance, transfer or other disposition, and any such assumption, comply with the provisions of this Article 8.

                                    ARTICLE 9
                     AMENDMENTS AND SUPPLEMENTAL INDENTURES

     Section 9.01. Supplemental Indentures without Consent of Holders. The Company, when authorized by a Board Resolution, and the Trustee may from time to time and at any time enter into an indenture or indentures supplemental hereto for one or more of the following purposes:

          (1) to evidence the succession of another Person to the Company, or successive successions, and the assumption by the successor Person of the covenants, agreements and obligations of the Company pursuant to Article 8 hereof;

          (2) to add to the covenants of the Company such further covenants, restrictions, conditions or provisions for the protection of the

     Holders of the Notes as the Board of Directors and the Trustee shall consider to be for the protection of the holders of such Notes, and to make the occurrence, or the occurrence and continuance, of a default in any of such additional covenants, restrictions, conditions or provisions a default or an Event of Default or Enforcement Event permitting the enforcement of all or any of the several remedies provided in this Indenture as herein set forth; provided, however, that in respect of any such additional covenant, restriction, condition or provision such supplemental indenture may provide for a particular period of grace after default (which period may be shorter or longer than that allowed in the case of other defaults) or may provide for an immediate enforcement upon such default or may limit the remedies available to the Trustee upon such default;

          (3) to cure any ambiguity or to correct or supplement any provision contained herein or in any supplemental indenture which may be defective or inconsistent with any other provision contained herein or in any supplemental indenture, or to make such other provisions in regard to matters or questions arising under this Indenture, provided that no action under this clause (3) shall adversely affect the interests of the Holders of any Notes; provided, however, that any amendment made solely to conform the provisions of this Indenture to the description of the Notes contained in the offering document pursuant to which the Notes were sold will not be deemed to adversely affect the interests of the Holders of the Notes;

          (4) to add guarantees with respect to the Notes or to secure the Notes;

          (5) to evidence and provide for the acceptance of appointment by a successor trustee with respect to the Notes;

          (6) to increase the Common Stock Issuance Cap;

          (7) to amend the Replacement Capital Obligation at any time, if an officer of the Company has determined that such amendment is not adverse to the Holders of the Notes and such officer has delivered to such Holders an Officer's Certificate to that effect; and

          (8) to amend the Replacement Capital Obligation at any time to impose additional restrictions on the types of securities qualifying as Qualifying Capital Securities, if an officer of the Company has delivered to the Holders of the Notes an Officer's Certificate to that effect.

     The Trustee is hereby authorized to join with the Company in the execution of any such supplemental indenture, to make any further appropriate agreements and stipulations which may be therein contained and to accept the conveyance, transfer and assignment of any property thereunder, but the Trustee shall not be obligated to, but may in its discretion, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

     Any supplemental indenture authorized by the provisions of this Section
9.01 may be executed by the Company and the Trustee without the consent of the Holders of any of the Notes at the time Outstanding, notwithstanding any of the provisions of Section 9.02.

     Section 9.02. Supplemental Indentures with Consent of Holders. With the consent (evidenced as provided in Section 1.04) of the Holders of a majority in the aggregate principal amount of the Notes at the time Outstanding, the Company and the Trustee may from time to time and at any time enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or any supplemental indenture or of modifying in any manner the rights of the holders of the Notes; provided, however, that no such supplemental indenture shall:

     (1) change the Stated Maturity of principal of, or any installment of principal of or interest on, any Note;

     (2) reduce the rate of or extend the time of payment of interest on any Note, or alter the manner of calculation of interest payable on any Note;

     (3) reduce the principal amount or premium, if any, on any Note;

     (4) make the principal amount or premium, if any, or interest on any Note, payable in any coin or currency other than that provided in any Note;

     (5) reduce the percentage in principal amount of Notes, the holders of which are required to consent to any such supplemental indenture or any waiver of any past default or Event of Default or Enforcement Event pursuant to Section 5.13;

     (6) change any Place of Payment where the Notes or interest thereon is payable;

     (7) to modify the interest rate reset provisions of the Notes;

     (8) impair the right of any holder of a Note to institute suit for any such payment; or

     (9) modify any provision of Section 5.13, 9.02 or Section 10.06 (except to increase any such percentage or to provide that certain other provisions of the Indenture cannot be modified or waived without the consent of the Holder of each Note so affected), without, in the case of each of the foregoing clauses (1) through (9), the consent of the Holder of each Note so affected.

     Upon the request of the Company, accompanied by a Board Resolution authorizing the execution and delivery of any such supplemental indenture, and upon the filing with the Trustee of evidence of the consent of Holders as aforesaid, the Trustee shall join with the Company in the execution of such supplemental indenture unless such supplemental indenture affects the Trustee's own rights, duties or immunities under this Indenture or otherwise, in which case the Trustee may in its discretion but shall not be obligated to, enter into such supplemental indenture.

     It shall not be necessary for the consent of the Holders under this Section
9.02 to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such consent shall approve the substance thereof.

     Section 9.03. Effect of Supplemental Indentures. Upon the execution of any supplemental indenture pursuant to the provisions of this Article 9, this Indenture shall be deemed to be modified and amended in accordance therewith and the respective rights, limitations of rights, obligations, duties and immunities under this Indenture of the Trustee, the Company and the Holders of the Notes shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

     Section 9.04. Notation on Notes. Notes authenticated and delivered after the execution of any supplemental indenture pursuant to the provisions of this
Article 9 may bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company or the Trustee shall so determine, new Notes so modified as to conform, in the opinion of the Trustee and the Board of Directors, to any modification of this Indenture contained in any such supplemental indenture may be prepared and executed by the Company, authenticated by the Trustee and delivered in exchange for the Notes then Outstanding.

     Section 9.05. Evidence of Compliance of Supplemental Indenture to be Furnished Trustee. The Trustee, subject to the provisions of Sections 6.01 and 6.02, may receive an Officers' Certificate and an Opinion of Counsel as conclusive evidence that any supplemental indenture executed pursuant hereto complies with the requirements of this Article 9.

                                   ARTICLE 10
                                    COVENANTS

     Section 10.01. Payment of Principal, and Interest. Subject to Section 2.01(g), the Company covenants and agrees for the benefit of the Notes that it will duly and punctually pay the principal of (and premium, if any) and interest on the Notes in accordance with the terms of the Notes and this Indenture. At the option of the Company, payment of principal (and premium, if any) and interest on the Notes may be made either by wire transfer or (subject to collection) by check mailed to the address of the Person entitled thereto at such address as shall appear in the Note Register; provided that, in connection with payment by wire transfer, the Paying Agent shall have received appropriate wire transfer instructions at least five Business Days prior to the applicable payment date.

     Section 10.02. Maintenance of Office or Agency. The Company will maintain in each Place of Payment an office or agency where the Notes may be presented or surrendered for payment, registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Notes and this Indenture may be served. The Company hereby initially appoints the Trustee its office or agency for each of said purposes. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

     The Company may also from time to time designate one or more other offices or agencies where the Notes may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in each Place of Payment for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

     Section 10.03. Money for Notes; Payments to Be Held in Trust. If the Company shall at any time act as its own Paying Agent with respect to the Notes, it will, on or before each due date of the principal of (and premium, if any) or interest on the Notes, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal (and premium, if any) or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.

     Whenever the Company shall have one or more Paying Agents for the Notes, it will, on or prior to each due date of the principal of (and premium, if any) or interest on the Notes, deposit with a Paying Agent a sum sufficient to pay the principal (and premium, if any) or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal (and premium, if any) or interest, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

     The Company will cause each Paying Agent other than the Trustee to execute and deliver to the Trustee a written instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

     (1) hold all sums held by it for the payment of the principal of (and premium, if any) or interest on the Notes in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

     (2) give the Trustee notice of any default by the Company (or any other obligor upon the Notes) in the making of any payment of principal (and premium, if any) or interest on the Notes; and

     (3) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

     The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

     Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of (and premium, if any) or interest on any Note and remaining unclaimed for two years after such principal (and premium, if any) or interest has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Note shall thereafter, as an unsecured general creditor, look, only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in the City, County and State of New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such mailing or publication, any unclaimed balance of such money then remaining will be repaid to the Company.

     The Company shall have no obligation to make payment of principal of (and premium, if any) or interest on any Note in immediately available funds, except that if the Company shall have received original payment for Notes in immediately available funds it shall make available immediately available funds for payment of the principal of such Notes.

     Section 10.04. Corporate Existence. Subject to Article 8, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence, rights (charter and statutory) and franchises; provided, however, that the Company shall not be required to preserve any such right or franchise if the Board of Directors or senior management of the Company shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and that the loss thereof is not disadvantageous in any material respect to the Holders.

     Section 10.05. Statement by Officers as to Default. The Company will deliver to the Trustee, within 120 days after the end of each fiscal year of the Company ending after the date hereof, a certificate of the principal executive officer, principal financial officer or principal accounting officer of the Company stating whether or not to the best knowledge of the signer thereof the Company is in default in the performance and observance of any of the terms, provisions and conditions of this Indenture, and if the Company shall be in default, specifying all such defaults and the nature and status thereof of which they may have knowledge.

     Section 10.06. Waiver of Certain Covenants. The Company may omit in any particular instance to comply with any term, provision or condition set forth in this Article 10 or in a supplemental indenture entered into for the benefit of the Holders of the Notes pursuant to Section 9.01(2), if before or after the time for such compliance the Holders of at least a majority in principal amount of the Outstanding Notes shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such term, provision or condition, but no such waiver shall extend to or affect such term, provision or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such term, provision or condition shall remain in full force and effect.

                                   ARTICLE 11
                               REDEMPTION OF NOTES

     Section 11.01. General. The Notes shall be redeemable in accordance with
Section 2.01(i) and this Article 11. Repayment of the Notes under Section 2.01(d) shall be in accordance with Article 3 of this Indenture. In addition, the Company may purchase, acquire or otherwise hold Notes.

     Section 11.02. Election to Redeem; Notice to Trustee. The election of the Company to redeem any Notes shall be evidenced by a Board Resolution. In case of any redemption of the Notes in whole or in part under Section 2.01(i) of this Indenture, the Company shall, at least 2 Business Days prior to the date that Notice of Redemption is given to Holders under Section 11.04 (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee in writing of such Redemption Date and of the principal amount of Notes to be redeemed, such notice to be accompanied by an Officers' Certificate stating that no defaults in the payment of interest or Events of Default with respect to the Notes have occurred (which have not been waived or cured). In the case of any redemption of Notes (x) prior to the expiration of any restriction on such redemption provided in the terms of such Notes or elsewhere in this Indenture or (y) pursuant to an election of the Company which is subject to a condition specified in the terms of such Notes or elsewhere in this Indenture, the Company shall furnish the Trustee with an Officers' Certificate evidencing compliance with such restriction or condition.

     Section 11.03. Selection by Trustee of Notes to be Redeemed. If less than all the Notes are to be redeemed, the particular Notes to be redeemed shall be selected not more than 30 days prior to the Redemption Date by the Trustee, from the Outstanding Notes not previously called for redemption, by such method as the Trustee in its sole discretion shall deem fair and appropriate and which may provide for the selection or redemption of portions (equal to authorized denominations for Notes) of the principal amount of Notes of a denomination larger than the minimum authorized denomination for Notes.

     The Trustee shall promptly notify the Company in writing of the Notes selected for redemption and, in the case of any Notes selected for partial redemption, the principal amount thereof to be redeemed.

     For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Notes shall relate, in the case of any Notes redeemed or to be redeemed only in part, to the portion of the principal amount of such Notes which has been or is to be redeemed.

     Section 11.04. Notice of Redemption. Notice of redemption shall be given by first-class mail, postage prepaid, mailed not less than 15 nor more than 30 days prior to the Redemption Date, to each Holder of Notes to be redeemed, at the Holder's address appearing in the Note Register. Any notice which is mailed in the manner herein provided shall be conclusively presumed to have been duly given, whether or not such Holder receives the notice. Failure to give notice by mail, or any defect in the notice to any such Holder in respect of any Note, shall not affect the validity of the proceedings for the redemption of any other Note.

     All notices of redemption shall state:

     (1) the Redemption Date;

     (2) the Redemption Price, or if the Redemption Price is not then ascertainable, the manner of calculation thereof;

     (3) if less than all the Outstanding Notes are to be redeemed, the identification (and, in the case of partial redemption, the principal amounts) of the particular Notes to be redeemed;

     (4) that on the Redemption Date, the Redemption Price will become due and payable upon each such Note to be redeemed and, if applicable, that interest on each Note redeemed will cease to accrue on and after said date;

     (5) the place or places where such Notes are to be surrendered for payment of the Redemption Price; and

     (6) the CUSIP number and, if applicable, the ISIN number, of the Notes being redeemed.

     Notice of redemption of Notes to be redeemed at the election of the Company shall be given by the Company or, upon Company Request, by the Trustee to each Holder of the Notes to be redeemed in the name and at the expense of the Company, provided that the Company makes such request in writing at least 2 Business Days prior to the date by which such notice of redemption must be given to Holders in accordance with this Section 11.04.

     Section 11.05. Deposit of Redemption Price. On or prior to any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 10.03) an amount of money, in funds immediately available on the due date, sufficient to pay the Redemption Price. Promptly after the calculation of the Redemption Price, the Company will give the Trustee and any Paying Agent written notice thereof.

     Section 11.06. Notes Payable on Redemption Date. Notice of redemption having been given as aforesaid, the Notes so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Company shall default in the payment of the Redemption Price) such Notes shall cease to bear interest. Upon surrender of any such Note for redemption in accordance with said notice, such Note shall be paid by the Company at the Redemption Price; provided, however, that installments of interest whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Notes, or one or more Predecessor Notes, registered as such at the close of business on the relevant Record Dates according to their terms and, in the case of Defaulted Interest, the provisions of Section 2.07.

     If any Note called for redemption shall not be so paid upon surrender thereof for redemption, the principal (and premium, if any) shall, until paid, bear interest from the Redemption Date at the rate prescribed therefor in the Note.

     The Trustee shall not redeem any Notes pursuant to this Article (unless all Outstanding Notes are to be redeemed) or mail or give any notice of redemption of Notes during the continuance of an Event of Default hereunder known to the Trustee, except that, where the mailing of notice of redemption of any Notes shall theretofore have been made, the Trustee shall redeem or cause to be redeemed such Notes, provided, however, that it shall have received from the Company a sum sufficient for such redemption. Except as aforesaid, any moneys theretofore or thereafter received by the Trustee shall, during the continuance of such Event of Default, be deemed to have been collected under Article 5 and held for the payment of all Notes. In case such Event of Default shall have been waived as provided in Section 5.13 or the default cured on or before the 60th day preceding the Redemption Date, such moneys shall thereafter be applied in accordance with the provisions of this Article.

     Section 11.07. Notes Redeemed in Part. Any Note which is to be redeemed only in part shall be surrendered at a Place of Payment therefor (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Note without service charge, a new Note or Notes, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Note so surrendered.

                                   ARTICLE 12
                                  SUBORDINATION

     Section 12.01. Agreement to Subordinate.

     (a) The Company covenants and agrees, and each Holder of Notes issued hereunder by such Holder's acceptance thereof likewise covenants and agrees, that all Notes shall be issued subject to the provisions of this Article 12; and each Holder of a Note, whether upon original issue or upon transfer or assignment thereof, accepts and agrees to be bound by such provisions.

     (b) The payment by the Company of the principal of (and premium, if any), and interest on, the Notes issued hereunder shall, to the extent and in the manner hereinafter set forth, be subordinated and junior in right of payment to the prior payment in full of all Senior Indebtedness of the Company, whether outstanding at the date of this Indenture or thereafter incurred.

     (c) No provision of this article shall prevent the occurrence of any default or Event of Default or Enforcement Event hereunder.

     Section 12.02. Default on Senior Indebtedness.

     (a) No direct or indirect payment by or on behalf of the Company of principal of, premium, if any, or interest on the Notes (other than in Permitted Junior Securities), whether pursuant to the terms of the Notes or upon acceleration, by way of repurchase, redemption, defeasance or otherwise, will be made if, at the time of such payment, there exists a default in the payment when due of all or any portion of the obligations under or in respect of any Senior Indebtedness, whether at maturity, on account of mandatory redemption or prepayment, acceleration or otherwise, and such default shall not have been cured or waived or the benefits of this Section 12.02(a) waived by or on of the holders of Senior Indebtedness.

     (b) In addition, during the continuance of any non-payment event of default with respect to any Designated Senior Indebtedness pursuant to which the maturity thereof may be accelerated, and upon receipt by the Trustee of written notice (a "PAYMENT BLOCKAGE NOTICE") from a holder or holders of such Designated Senior Indebtedness or the trustee or agent acting on behalf of such Designated Senior Indebtedness, then, unless and until event of default has been cured or waived or has ceased to exist or such Designated Senior Indebtedness has been discharged or repaid in full in cash, or the requisite holders of such Designated Senior Indebtedness have otherwise agreed in writing, (a) no payment of any kind or character with respect to any principal of or interest on or distribution will be made by or on behalf of the Company on account of or with respect to the Notes (other than in Permitted Junior Securities) and (b) the Company may not acquire any Notes for cash, property or otherwise, during a period (a "PAYMENT BLOCKAGE PERIOD") commencing on the date of receipt of such Payment Blockage Notice by the Trustee and ending 179 days thereafter.

     Notwithstanding anything herein to the contrary, (x) in no event will a Payment Blockage Period extend beyond 179 days from the date the Payment Blockage Notice in respect thereof was given and (y) not more than one Payment Blockage Period may be commenced with respect to the Notes during any period of 360 consecutive days. No event of default that existed or was continuing on the date of commencement of any Payment Blockage Period with respect to the

Designated Senior Indebtedness initiating such Payment Blockage Period may be, or be made, the basis for the commencement of any other Payment Blockage Period by the holder or holders of such Designated Senior Indebtedness or the trustee or agent acting on behalf of such Designated Senior Indebtedness, whether or not within a period of 360 consecutive days, unless such default or event of default has been cured or waived for a period of not less than 90 consecutive days.

     (c) In the event that, notwithstanding the foregoing, any payment shall be received by the Trustee when such payment is prohibited by Section 12.02(a) or
Section 12.02(b), such payment shall be held in trust for the benefit of, and shall be paid over or delivered to, the holders of Senior Indebtedness or their respective representatives, or to the trustee or trustees under any indenture pursuant to which any instruments evidencing such Senior Indebtedness may have been issued, as their respective interests may appear, as calculated by the Company, to the extent necessary to pay such Senior Indebtedness in full, in cash, after giving effect to any concurrent payment or distribution to or for the benefit of the holders of such Senior Indebtedness, before any payment or distribution is made to the Holders or to the Trustee.

     Section 12.03. Liquidation; Dissolution; Bankruptcy.

     (a) Upon any distribution of assets of the Company of any kind or character, whether in cash, property or securities, to creditors upon any total or partial dissolution, winding-up, liquidation or reorganization of the Company, whether voluntary or involuntary, assignment for the benefit of creditors or marshalling of the Company's assets, or in bankruptcy, insolvency, receivership or other similar proceedings, whether voluntary or involuntary, all principal, premium, if any, and interest due or to become due to all Senior Indebtedness of the Company shall first be paid in full in cash, or such payment duly provided for to the satisfaction of the holders of the Senior Indebtedness, before the Holders are entitled to receive or retain any payment; and upon any such dissolution or winding-up or liquidation or reorganization, any payment by the Company, or distribution of assets of the Company of any kind or character whether in cash, property or securities, which the Holders or the Trustee would be entitled to receive from the Company, except for the provisions of this Article, shall be paid by the Company or by any receiver, trustee in bankruptcy, liquidating trustee, agent or other Person making such payment or distribution, or by the Holders or by the Trustee under this Indenture if received by them or it, directly to the holders of Senior Indebtedness of the Company or their respective representatives, or to the trustee or trustees under any indenture pursuant to which any instruments evidencing such Senior Indebtedness may have been issued, as their respective interests may appear, as calculated by the Company, to the extent necessary to pay such Senior Indebtedness in full in cash, or to cause such payment to be duly provided for to the satisfaction of the holders of the Senior Indebtedness, after giving effect to any concurrent payment or distribution to or for the benefit of the holders of such Senior Indebtedness, before any payment or distribution is made to the Holders or to the Trustee.

     (b) In the event that, notwithstanding Section 12.03(a), any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, prohibited by Section 12.03(a), shall be received by the Trustee before all Senior Indebtedness of the Company is paid in full, or provision is made for such payment in money in accordance with its terms, such payment or distribution shall be held in trust for the benefit of, and shall be paid over or delivered to, the holders of such Senior Indebtedness or their respective representatives, or to the trustee or trustees under any indenture pursuant to which any instruments evidencing such Senior Indebtedness may have been issued, as their respective interests may appear, as calculated by the Company, to the extent necessary to pay such Senior Indebtedness in full, in cash, after giving effect to any concurrent payment or distribution to or for the benefit of the holders of such Senior Indebtedness, before any payment or distribution is made to the Holders or to the Trustee.

     (c) For purposes of this Article 12, the words "cash, property or securities" shall not be deemed to include shares of stock of the Company as reorganized or readjusted, or securities of the Company or any other corporation provided for by a plan of reorganization or readjustment, the payment of which is subordinated at least to the extent provided in this Article with respect to the Notes to the payment of all Senior Indebtedness of the Company that may at the time be outstanding; provided, however, that (i) such Senior Indebtedness is assumed by the new corporation, if any, resulting from any such reorganization or readjustment, and (ii) the rights of the holders of such Senior Indebtedness are not, without the consent of such holders, altered by such reorganization or readjustment. The consolidation of the Company with, or the merger of the Company into, another corporation or the liquidation or dissolution of the Company following the conveyance or transfer of all or substantially all of the assets of the Company, to another corporation or limited liability company upon the terms and conditions provided for in Article 8 of this Indenture shall not be deemed a dissolution, winding-up, liquidation or reorganization for the purposes of this Section 12.03 if such other corporation or limited liability company shall, as part of such consolidation, merger, conveyance or transfer, comply with the conditions stated in Article 8 of this Indenture. Nothing in
Section 12.02 or in this Section 12.03 shall apply to claims of, or payments to, the Trustee under or pursuant to Section 6.06 of this Indenture.

     (d) If the Trustee or any Holder of Notes does not file a proper claim or proof of debt in the form required in any proceeding referred to above prior to 30 days before the expiration of the time to file such claim in such proceeding, then the holder of any Senior Indebtedness is hereby authorized, and has the right, to file an appropriate claim or claims for or on behalf of such Holder of Notes.

     Section 12.04. Subrogation.

     (a) Subject to the payment in full of all Senior Indebtedness of the Company then outstanding, the rights of the Holders shall be subrogated to the rights of the holders of such Senior Indebtedness to receive payments or distributions of cash, property or securities of the Company applicable to such Senior Indebtedness until the principal of and premium, if any, and interest on the Notes shall be paid in full; and, for the purposes of such subrogation, no payments or distributions to the holders of such Senior Indebtedness of any cash, property or securities to which the Holders or the Trustee would be entitled except for the provisions of this Article 12, and no payment over pursuant to the provisions of this Article 12 to or for the benefit of the holders of such Senior Indebtedness by Holders or the Trustee, shall, as between the Company, its creditors other than holders of Senior Indebtedness, and the Holders, be deemed to be a payment by the Company to or on account of such Senior Indebtedness. It is understood that the provisions of this Article 12 are and are intended solely for the purposes of defining the relative rights of the Holders, on the one hand, and the holders of such Senior Indebtedness, on the other hand.

     (b) Nothing contained in this Article 12 or elsewhere in this Indenture or in the Notes is intended to or shall impair, as between the Company, its creditors other than the holders of Senior Indebtedness, and the Holders, the obligation of the Company, which is absolute and unconditional, to pay to the Holders the principal of (premium, if any) and interest on the Notes as and when the same shall become due and payable in accordance with their terms, or is intended to or shall affect the relative rights of the Holders and creditors of the Company other than the holders of Senior Indebtedness nor shall anything herein or therein prevent the Trustee or any Holder of Notes from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article of the holders of such Senior Indebtedness in respect of cash, property or securities of the Company received upon the exercise of any such remedy.

     (c) Upon any payment or distribution of assets of the Company referred to in this Article 12, the Trustee, subject to the provisions of Section 6.01 of this Indenture, and the Holders shall be entitled to rely conclusively upon any order or decree made by any court of competent jurisdiction in which such dissolution, winding-up, liquidation or reorganization proceedings are pending, or a certificate of the receiver, trustee in bankruptcy, liquidation trustee, agent or other Person making such payment or distribution, delivered to the Trustee or the Holders, for the purposes of ascertaining the Persons entitled to participate in such distribution, the holders of Senior Indebtedness and other indebtedness of the Company the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this article.

     Section 12.05. Trustee to Effectuate Subordination. Each Holder of Notes by such Holder's acceptance thereof authorizes the Trustee on such Holder's behalf, if so directed by the Company, to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article 12 and appoints the Trustee such Holder's attorney-in-fact for any and all such purposes.

     Section 12.06. Notice by the Company.

     (a) The Company shall give prompt written notice to a Responsible Officer of the Trustee of any fact known to the Company that would prohibit the making of any payment of monies to or by the Trustee in respect of the Notes pursuant to the provisions of this Article 12. Notwithstanding the provisions of this
Article 12 or any other provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts that would prohibit the making of any payment of monies to or by the Trustee in respect of the Notes pursuant to the provisions of this Article 12, unless and until a Responsible Officer of the Trustee shall have received written notice thereof from the Company or a Holder or holders of Senior Indebtedness or from any representative or trustee therefor; and before the receipt of any such written notice, the Trustee, subject to the provisions of Section 6.01 of this Indenture, shall be entitled in all respects to assume that no such facts exist; provided, however, that if the Trustee shall not have received the notice provided for in this
Section 12.06(a) at least two Business Days prior to the date upon which by the terms hereof any money may become payable for any purpose (including, without limitation, the payment of the principal of or interest on any Note), then, anything herein contained to the contrary notwithstanding, the Trustee shall have full power and authority to receive such money and to apply the same to the purposes for which such money was received, and shall not be affected by any notice to the contrary that may be received by it within two Business Days prior to such date.

     (b) The Trustee, subject to the provisions of Section 6.01 of this Indenture, shall be entitled to conclusively rely on the delivery to it of a written notice by a Person representing himself to be a holder of Senior Indebtedness (or a trustee or representative on behalf of such holder), to establish that such notice has been given by a holder of such Senior Indebtedness or a trustee or representative on behalf of any such holder or holders. In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any Person as a holder of such Senior Indebtedness to participate in any payment or distribution pursuant to this Article 12, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of such Senior Indebtedness held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article and, if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

     Section 12.07. Rights of the Trustee; Holders of Senior Indebtedness.

     (a) The Trustee in its individual capacity shall be entitled to all the rights set forth in this Article 12 in respect of any Senior Indebtedness at any time held by it, to the same extent as any other holder of Senior Indebtedness, and nothing in this Indenture shall deprive the Trustee of any of its rights as such holder.

     (b) With respect to the holders of Senior Indebtedness, the Trustee undertakes to perform or to observe only such of its covenants and obligations as are specifically set forth in this Article 12 and no implied covenants or obligations with respect to the holders of such Senior Indebtedness shall be read into this Indenture against the Trustee. The Trustee shall not be deemed to owe any fiduciary duty to the holders of such Senior Indebtedness and, subject to the provisions of Section 6.01 of this Indenture, the Trustee shall not be liable to any holder of such Senior Indebtedness if it shall pay over or deliver to Holders, the Company or any other Person money or assets to which any holder of such Senior Indebtedness shall be entitled by virtue of this Article 12 or otherwise.

     Section 12.08. Subordination May Not Be Impaired.

     (a) No right of any present or future holder of any Senior Indebtedness of the Company to enforce subordination provided in this Article 12 shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Company with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof that any such holder may have or otherwise be charged with.

     (b) Without in any way limiting the generality of the foregoing paragraph, the holders of Senior Indebtedness of the Company may, at any time and from time to time, without the consent of or notice to the Trustee or the Holders, without incurring responsibility to the Holders and without impairing or releasing the subordination provided in this Article 12 or the obligations hereunder of the Holders to the holders of such Senior Indebtedness, do any one or more of the following: (i) change the manner, place or terms of payment or extend the time of payment of, or renew or alter, such Senior Indebtedness, or otherwise amend or supplement in any manner such Senior Indebtedness or any instrument evidencing the same or any agreement under which such Senior Indebtedness is outstanding; (ii) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing such Senior Indebtedness; (iii) release any Person liable in any manner for the collection of such Senior Indebtedness; and (iv) exercise or refrain from exercising or waive any rights against the Company and any other Person.

     (c) Each present and future holder of Senior Indebtedness shall be entitled to the benefit of the provisions of this Article notwithstanding that such holder is not a party to this Indenture.

     Section 12.09. Article Applicable to Paying Agents. In case at any time any Paying Agent other than the Trustee shall have been appointed by the Company and be then acting hereunder, the term "TRUSTEE" as used in this Article 12 shall in such case (unless the context otherwise requires) be construed as extending to and including such Paying Agent within its meaning as fully for all intents and purposes as if such Paying Agent were named in this Article 12 in addition to or in place of the Trustee; provided, however, that this Section
12.09 shall not apply to the Company or any Affiliate of the Company if it or such Affiliate acts as Paying Agent.

     Section 12.10. Defeasance of This Article. Notwithstanding anything contained herein to the contrary, payments from cash or the proceeds of U.S. Government Obligations held in trust under Article 4 hereof by the Trustee and which were deposited in accordance with the terms of Article 4 hereof and not in violation of Section 12.02 hereof for the payment of principal of and premium, if any, and interest on the Notes shall not be subordinated to the prior payment of any Senior Indebtedness or subject to the restrictions set forth in this Article, and none of the Holders or the Trustee shall be obligated to pay over any such amount to the Company or any holder of Senior Indebtedness or any representative or trustee therefor or any other creditor of the Company.

     Section 12.11. Subordination Language to be Included in Notes. Each Note shall contain a subordination provision which will be substantially in the following form:

          "The Notes are subordinated in right of payment, in the manner and to the extent set forth in the Indenture, to the prior payment in full of all Senior Indebtedness (as defined in the Indenture). Each Holder by accepting a Note agrees to such subordination and authorizes the Trustee to give it effect."

                                   ARTICLE 13
                               CALCULATION AGENCY

     Section 13.01. Appointment of Calculation Agent. Upon the terms and subject to the conditions set forth herein, the Company hereby appoints the Trustee as the Calculation Agent hereunder and the Trustee hereby accepts such appointment. The Calculation Agent hereby agrees to calculate the interest rates (the "Interest Rates") on the Notes in the manner and at the times provided in this Indenture. The Calculation Agent shall exercise due care to determine the Interest Rates on the Notes and shall communicate the same to the Company, the Depositary or other applicable depositary and any paying agent identified to it in writing promptly after each such determination. The Calculation Agent will, upon the written request of a Holder of a Note, provide (i) the Interest Rate then in effect with respect to such Note and (ii) if determined, the Interest Rate with respect to such Note which will become effective for the next Interest Period.

     Section 13.02. Status of the Calculation Agent. Any acts taken by the Calculation Agent under this Article 13, including specifically, but without limitation, the calculation of any Interest Rate for the Notes, shall be deemed to have been taken by the Calculation Agent solely in its capacity as an agent acting on behalf of the Company and shall not create or imply any obligation to, or any agency or trust relationship with, any of the Holders of the Notes.

     Section 13.03. Fees and Expenses. The Calculation Agent shall be entitled to such compensation for all services as Calculation Agent rendered under this Agreement in accordance with its schedule of fees and charges provided to the Company on or before the date hereof. The Company agrees to pay such fees and charges and shall reimburse the Trustee for all reasonable out-of-pocket expenses, disbursements and advances (including reasonable legal fees and expenses) incurred or made by the Calculation Agent in connection with the services rendered by it under this Article 13.

     Section 13.04. Rights and Liabilities of the Calculation Agent. In the absence of gross negligence or willful misconduct, the Calculation Agent, its directors, officers, employees and agents shall be protected and shall incur no liability for or in respect of, any action taken, omitted to be taken or suffered by it in reliance upon the terms of the Notes or any order, written instruction, notice, request, direction, statement, certificate, consent, report, affidavit or other instrument, paper, document or communication (each a "Communication") reasonably believed by it in good faith to be genuine. Any Communication from the Company or given by it and sent, delivered or directed to the Calculation Agent under, pursuant to or as permitted by any provision of this Article 13 shall be sufficient for purposes of this Article 13 if such Communication is in writing and signed by any officer of the Company. The Calculation Agent may consult with counsel satisfactory to it and the written advice of such counsel shall constitute full and complete authorization and protection of the Calculation Agent with respect to any action taken, omitted to be taken or suffered by it hereunder in good faith and in accordance with and in reliance upon the written advice of such counsel. The Calculation Agent shall not be liable for any error resulting from use of or reliance on a source or publication required to be used by the Calculation Agent in determining an Interest Rate as provided in this Indenture. Neither the Calculation Agent nor its directors, officers, employees or agents shall be liable to the Company for any action taken, omitted to be taken or suffered by it hereunder, except in the case of gross negligence or willful misconduct.

     Section 13.05. Duties of the Calculation Agent. The duties and obligations of the Calculation Agent shall be determined solely by the express provisions of this Article 13 and no implied covenants or obligations shall be read into this
Article 13 against the Calculation Agent. The Calculation Agent may perform any duties hereunder directly or by or through agents or attorneys and the Calculation Agent shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder.

     Section 13.06. Termination, Resignation or Removal of the Calculation Agent. The Calculation Agent may at any time terminate its appointment as Calculation Agent by giving written notice to the Company specifying the date on which its desired resignation shall become effective; provided, however, that such notice shall be given no less than sixty (60) days prior to said effective date unless the Calculation Agent and the Company otherwise agree in writing. The Company may terminate the appointment of the Calculation Agent at any time by giving written notice to the Calculation Agent and specifying the effective date of such termination which shall be at least thirty (30) days after the date of notice and shall not be less than fifteen (15) days prior to the next Interest Payment Date. No termination by either the Calculation Agent or the Company shall become effective prior to the date of the appointment by the Company of a successor Calculation Agent and the acceptance of such appointment by such successor Calculation Agent as provided in Section 13.08 hereof. Upon termination by either party pursuant to the provisions of this Section, the Calculation Agent shall be entitled to the payment of any compensation owed to it by the Company hereunder and to the reimbursement of all reasonable out-of-pocket expenses incurred in connection with the services rendered by it hereunder, as provided by Section 13.03 hereof. The provisions of Section 13.04 and Section 13.07 hereof shall remain in effect following termination by either party.

     Section 13.07. Appointment of Successor Calculation Agent. In the event of the termination of the appointment of the Calculation Agent pursuant to Section
13.06 hereof, the Company shall promptly appoint a successor Calculation Agent. Any successor Calculation Agent appointed by the Company shall execute and deliver to the original Calculation Agent and the Company an instrument accepting such appointment. Thereupon, such successor Calculation Agent shall, without any further act, deed or conveyance, become vested with all the authority, rights, powers, immunities, duties and obligations of the Calculation Agent with like effect as if originally named as Calculation Agent hereunder. Upon the acceptance of such appointment, the original Calculation Agent shall be obligated to transfer and deliver to the successor Calculation Agent such relevant records or copies thereof maintained by the Calculation Agent in connection with the performance of its obligations hereunder. In the event of a change in the Calculation Agent, holders of the Notes will be informed of such change in the manner provided for in this Indenture.

     Section 13.08. Indemnification. The Corporation shall indemnify and hold harmless the Calculation Agent and its officers, directors, employees, representatives and agents to the same extent provided in Section 6.07 hereof.

     Section 13.09. Merger, Consolidation or Sale of Business by the
Calculation Agent. Any Person into which the Calculation Agent may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which Calculation Agent shall be a party, or any Person succeeding to all or substantially all of the corporate trust business of the Calculation Agent, shall be successor to the Calculation Agent hereunder without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

     This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

                            [Signature pages follow]

     IN WITNESS WHEREOF, the undersigned have caused this Indenture to be duly executed as of the day and year first before written.

                                        TEXTRON FINANCIAL CORPORATION


                                        By: /s/ Brian F. Lynn
                                            ------------------------------------
                                        Name: Brian F. Lynn
                                        Title: Senior Vice President and
                                               Treasurer


                                        DEUTSCHE BANK NATIONAL TRUST COMPANY FOR
                                        DEUTSCHE BANK TRUST COMPANY AMERICAS, as
                                        Trustee


                                        By: /s/ Cynthia J. Powell
                                            ------------------------------------
                                        Name: Cynthia J. Powell
                                        Title: Vice President


                                        By: /s/ David Contino
                                            ------------------------------------
                                        Name: David Contino
                                        Title: Assistant Vice President

                                FACE OF SECURITY

     [THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC") OR A NOMINEE OF DTC. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN DTC OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE AND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY DTC TO A NOMINEE OF DTC OR BY A NOMINEE OF DTC TO DTC OR ANOTHER NOMINEE OF DTC.

     UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]*

     THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE OFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE WHICH IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF THIS SECURITY) (THE "RESALE RESTRICTION TERMINATION DATE") ONLY (A) TO THE COMPANY, TEXTRON INC. OR ANY OF ITS SUBSIDIARIES, (B) TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT (RULE "144A") THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE

*    Insert for Global Securities only.

ON RULE 144A, (C) IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, OR (D) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE COMPANY'S AND THE TRUSTEE'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER
(i) PURSUANT TO CLAUSE (D) PRIOR TO THE RESALE RESTRICTION TERMINATION DATE, TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM, AND (ii) IN EACH OF THE FOREGOING CASES, TO REQUIRE THAT A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THIS SECURITY IS COMPLETE AND DELIVERED BY THE TRANSFEROR TO THE TRANSFER AGENT. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF A HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

                          TEXTRON FINANCIAL CORPORATION

           6% FIXED-TO-FLOATING RATE JUNIOR SUBORDINATED NOTE DUE 2067

NO. _________                                                         $_________
                                                             CUSIP NO. _________
                                                             ISIN

     TEXTRON FINANCIAL CORPORATION, a corporation organized and existing under the laws of Delaware (hereinafter called the "COMPANY," which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay [Cede & Co.]* or its registered assigns, the principal amount of $[300,000,000] on February 15, 2067 (the "FINAL MATURITY DATE"); provided that the principal amount of, and all accrued and unpaid interest on, this Security shall be payable in full on February 15, 2042 (the "SCHEDULED REDEMPTION DATE") or any subsequent Interest Payment Date to the extent, and subject to the conditions, set forth in the Indenture; provided further that, if any date fixed for redemption or repayment is not a Business Day; redemption or repayment of the principal amount will be made on the next day that is a Business Day, without any interest or other payment as a result of such delay.

     The Company further promises to pay interest on said principal amount from February 8, 2007 or from the most recent Interest Payment Date for which interest has been paid or duly provided for. This Security shall bear interest
(i) from and including February 8, 2007 to but excluding February 15, 2017 (or if earlier, until the principal hereof is paid in full), at the annual rate of 6%, payable, and subject to deferral, in each case as set forth in the Indenture, and (ii) from and including February 15, 2017 to but excluding the Final Maturity Date (or if earlier, until the principal hereof is paid in full), at an annual rate equal to Three-month

LIBOR plus 1.735%, payable, and subject to deferral, in each case as set forth in the Indenture.

     The Company shall have the right, at any time and from time to time prior to the Final Maturity Date to defer the payment of interest on this Security as set forth in, and subject to the conditions specified in, the Indenture.

     Each Holder, by such Holder's acceptance hereof, agrees that if a Bankruptcy Event shall occur prior to the redemption or repayment of this Security, such Holder shall only have a claim for, and right to receive, deferred and unpaid interest (including Additional Interest thereon) that has not been paid prior to such Bankruptcy Event through the application of the Alternative Payment Mechanism to the extent such interest (including Additional Interest thereon) does not exceed 25% of the then Outstanding principal amount of such Holder's Security.

     The Company may, at its option and subject to the terms and conditions of the Indenture and Article 11 of the Indenture, redeem this Security (i) in whole or in part at any time on or after February 15, 2017 at a Redemption Price equal to 100% of the principal amount of this Security plus accrued and unpaid interest to the Redemption Date as further specified in the Indenture, (ii) in whole or in part, prior to February 15, 2017, in cases not involving a Tax Event or Rating Agency Event, at a Redemption Price equal to 100% of the principal amount of this Security plus accrued and unpaid interest to the Redemption Date or, if greater, a Make-Whole Price specified in the Indenture, and (iii) in whole but not in part, within 90 days after the occurrence of a Tax Event or Rating Agency Event, at a Redemption Price equal to 100% of the principal amount of this Security plus accrued and unpaid interest to the Redemption Date or, if greater, a Special Event Make-Whole Price specified in the Indenture.

     The Securities are subordinated in right of payment, in the manner and to the extent set forth in the Indenture, to the prior payment in full of all Senior Indebtedness (as defined in the Indenture). Each Holder of this Security, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes the Trustee on his behalf, if so directed by the Company, to take such actions as may be necessary or appropriate to effectuate the subordination so provided and (c) appoints the Trustee his attorney-in-fact for any and all such purposes. Each Holder hereof, by his acceptance hereof, waives all notice of the acceptance of the subordination provisions contained herein and in the Indenture by each holder of Senior Indebtedness, whether now outstanding or hereafter incurred, and waives reliance by each such holder upon said provisions.

     Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

     This Security is a duly authorized security of the Company (herein called the "SECURITY"), issued under an Indenture, dated as of February 8, 2007 (herein called the "INDENTURE"), between the Company and Deutsche Bank Trust Company Americas, as Trustee (herein called the "TRUSTEE," which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Trustee, the Company and the Holders of the Securities, and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is limited in aggregate principal amount of $[300,000,000].

     All terms used in this Security that are defined in the Indenture shall have the meanings assigned to them in the Indenture, as the case may be.

     Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

                                        TEXTRON FINANCIAL CORPORATION


                                        By:
                                            ------------------------------------
                                        Name: Brian F. Lynn
                                        Title: Senior Vice President and
                                               Treasurer

Dated: February 8, 2007

     This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

                                        DEUTSCHE BANK NATIONAL TRUST COMPANY for
                                        DEUTSCHE BANK TRUST COMPANY AMERICAS, as
                                        Trustee


                                        By:
                                            ------------------------------------
                                            Authorized Signatory

Dated: February 8, 2007

                               REVERSE OF SECURITY

     As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company maintained under Section 10.02 of the Indenture duly endorsed by, or accompanied by written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees. No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     The Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

     The Security is issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for like aggregate principal amount of Securities of a different authorized denomination, as requested by the Holder surrendering the same.

     The Company and, by its acceptance of this Security or a beneficial interest therein, the Holder of, and any Person that acquires beneficial interest in, this Security agree that, for United States federal, state and local tax purposes, it is intended that this Security constitute indebtedness.

THE INDENTURE AND THIS SECURITY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                        [FORM OF CERTIFICATE OF TRANSFER]

For value received ____________________________ hereby sell(s), assign(s) and transfer(s) unto _________________ (Please insert social security or Taxpayer Identification Number of assignee) the within Note, and hereby irrevocably constitutes and appoints _____________________ attorney to transfer the said Note on the books of the Company, with full power of substitution in the premises.

In connection with any transfer of the within Note occurring prior to the Resale Restriction Termination Date, as defined in the Note, the undersigned confirms that such Note is being transferred:

[ ]  To Textron Financial Corporation, Textron Inc. or any of its subsidiaries;
     or

[ ] Pursuant to and in compliance with Rule 144A under the Securities Act of 1933, as amended; or

[ ] Pursuant to and in compliance with Rule 144 under the Securities Act of 1933, as amended; or

[ ] In an offshore transaction in compliance with Rule 904 of Regulation S under the Securities Act of 1933, as amended; or

[ ] Pursuant to another available exemption from registration under the Securities Act of 1933, as amended.

Dated:
       -----------


----------------------------------------


----------------------------------------
Signature(s)


----------------------------------------
Signature Guarantee

Signature(s) must be guaranteed by an
eligible Guarantor Institution (banks,
stock brokers, savings and loan
associations and credit unions) with
membership in an approved signature
guarantee medallion program pursuant to
Securities and Exchange Commission Rule
17Ad-15 Notes are to be delivered, other than to and in the name of the registered holder.

NOTICE: The signature on the assignment must correspond with the name as written upon the face of the Note in every particular without alteration or enlargement or any change whatever.


                                      -3-